Validus Holdings, Ltd.
Investor Financial Supplement – First Quarter 2017
April 26, 2017

29 Richmond Road
Pembroke, HM 08 Bermuda
Telephone: (441) 278-9000
Facsimile: (441) 278-9090
Website: www.validusholdings.com
Mailing address: Suite 1790 48 Par-la-Ville Road
Hamilton, HM 11 Bermuda

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Validus Holdings, Ltd.
Explanatory Notes

Basis of Presentation

•
All financial information contained herein is unaudited however, certain information relating to the years ended December 31, 2016 and 2015 is derived from or agrees to audited financial information. Unless otherwise noted, dollar amounts are in thousands of U.S. dollars, except for share and per share amounts and ratio information. Certain amounts in prior periods have been reclassified to conform to current period presentation.

•
During the fourth quarter of 2015, the Company early adopted Accounting Standards Update 2015-02, “Consolidation (Topic 810): Amendments to the Consolidation Analysis” issued by the United States Financial Accounting Standards Board (“FASB”). The adoption of this amended accounting guidance has been implemented utilizing a full retrospective application for all periods presented in the Company's Consolidated Financial Statements. The impact on the Company's cumulative retained earnings was a gain of $405.

•
During the fourth quarter of 2015, certain presentation changes were made to the basis of reporting. The changes were made to present the results of the Validus Re, Talbot and Western World segments on an underwriting income basis. Other insurance related income is included within underwriting income. The results of AlphaCat are presented on an asset manager basis, consistent with the operating structure. Investment results, foreign exchange gains (losses), finance expenses, dividends on preferred shares, other income (loss), and income taxes are presented on a consolidated group basis. Prior period comparatives have been restated to reflect the change in presentation.

Financial Measures

In presenting our results, we include certain financial measures which are important for an understanding of our overall results of operations. We believe that these measures are important to investors and other interested parties, and that such persons benefit from having a consistent basis for comparison with other companies within the industry. However, these measures may not be comparable to similarly titled measures used by companies either inside or outside of the insurance industry.

•
Earnings per basic common share is based on weighted average common shares and excludes any dilutive effects of options and restricted stock. Earnings per diluted common share assumes the exercise of all dilutive stock options and restricted stock grants.

•
Net operating income (loss), a non-GAAP financial measure, is defined as after tax net income (loss) excluding net realized and change in net unrealized gains (losses) on investments, income (loss) from investment affiliates, foreign exchange gains (losses), other income (loss) and non-recurring items. This measure focuses on the underlying fundamentals of our operations without the influence of gains (losses) from the sale of investments, translation of non-U.S.$ currencies and non-recurring items. Gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-U.S.$ denominated balances are unrelated to our underlying business. Net operating income (loss) available (attributable) to Validus common shareholders is defined as above, but excludes operating income (loss) available (attributable) to noncontrolling interest and dividends on preferred shares. Refer to the Non-GAAP Financial Measure Reconciliation on page 21.

•
Underwriting income is a measure of profitability that takes into account net premiums earned and other insurance related income as revenue and net loss and loss expenses, acquisition costs and underwriting related general and administrative expenses as expenses. Underwriting income is the difference between revenues and expense items. A reconciliation of underwriting income to net income available to Validus common shareholders, the most comparable U.S. GAAP financial measure, is presented in the 'Consolidated Statement of Operations - Underwriting Income Format' contained herein.

•
Annualized investment yield is calculated by dividing net investment income by the average balance of the yield bearing assets managed by our portfolio managers (including funds of high grade structured products which are included in other investments, but excluding all other investments). Average assets for the three months ended is the average of the beginning and ending quarter end asset balances. Average assets for the year ended is the average of the beginning, ending and intervening quarter end asset balances. Percentages for the quarter periods are annualized.

•
Annualized return on average equity represents the level of net income available to Validus common shareholders generated from average shareholders’ equity during the period. Average shareholders' equity for the three months ended is the average of the beginning and ending quarter end shareholders' equity balances, excluding the liquidation value of the preferred shares of $150 million. Average shareholders’ equity for the year ended is the average of the beginning, ending and intervening quarter end shareholders’ equity balances, excluding the liquidation value of the preferred shares of $150 million. Percentages for the quarter periods are annualized.

•
Annualized net operating return on average equity is calculated by dividing the net operating income available to Validus common shareholders for the period by the average shareholders’ equity during the period. Average shareholders' equity for the three months ended is the average of the beginning and ending quarter end shareholders' equity balances, excluding the liquidation value of the preferred shares of $150 million. Average shareholders’ equity for the year ended is the average of the beginning, ending and intervening quarter end common shareholders’ equity balances, excluding the liquidation value of the preferred shares of $150 million. Percentages for the quarter periods are annualized. A reconciliation of net income available to Validus common shareholders to net operating income available to Validus common shareholders is included on page 21.

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Validus Holdings, Ltd.
Consolidated Financial Highlights
(Expressed in thousands of U.S. Dollars, except share and per share information

		Three Months Ended					Years Ended
		March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2016	December 31, 2015
Highlights	Net income available to Validus common shareholders	$94,561	$7,767	$89,844	$94,963	$166,810	$359,384	$374,893
	Net operating income available to Validus common shareholders (a)	76,834	58,460	83,040	57,880	121,505	320,885	410,133
	Gross premiums written	1,190,857	339,454	372,418	764,042	1,172,791	2,648,705	2,557,506
	Net premiums earned	575,376	540,399	563,775	573,723	571,268	2,249,165	2,246,889
	Total assets	12,137,121	11,349,755	11,486,153	11,818,244	11,204,521	11,349,755	10,515,812
	Total shareholders' equity available to Validus common shareholders	3,761,876	3,688,291	3,717,620	3,716,256	3,724,426	3,688,291	3,638,975

Per share data	Earnings per basic common share
	Net income available to Validus common shareholders	$1.19	$0.10	$1.12	$1.16	$2.01	$4.43	$4.47
	Net operating income available to Validus common shareholders (a)	0.97	0.74	1.04	0.71	1.47	3.96	4.89

	Earnings per diluted common share (b)
	Net income available to Validus common shareholders	$1.17	$0.10	$1.11	$1.14	$1.98	$4.36	$4.34
	Net operating income available to Validus common shareholders (a)	0.95	0.73	1.02	0.69	1.44	3.90	4.75

	Book value per common share	$47.54	$46.61	$46.80	$46.01	$45.67	$46.61	$43.90
	Book value per diluted common share	$45.88	$44.97	$45.16	$44.41	$44.00	$44.97	$42.33
	Growth in book value per diluted common share inclusive of dividends	2.9%	0.4%	2.5%	1.7%	4.8%	9.5%	10.0%

	Book value per diluted common share plus accumulated dividends	$57.82	$56.53	$56.37	$55.27	$54.51	$56.53	$52.49

Financial ratios	Losses and loss expense ratio	46.9%	50.9%	45.8%	53.5%	39.3%	47.4%	43.5%

	Policy acquisition cost ratio	19.4%	22.4%	20.1%	18.8%	18.8%	20.0%	18.3%
	General and administration expense ratio	16.9%	16.3%	16.5%	17.6%	17.0%	16.8%	17.9%
	Expense ratio	36.3%	38.7%	36.6%	36.4%	35.8%	36.8%	36.2%
	Combined ratio	83.2%	89.6%	82.4%	89.9%	75.1%	84.2%	79.7%

	Annualized return on average equity (c)	10.2%	0.8%	9.7%	10.2%	18.1%	9.7%	10.3%
	Annualized net operating return on average equity (d)	8.3%	6.3%	8.9%	6.2%	13.2%	8.7%	11.3%
Notes:
(a) Net operating income available to Validus common shareholders is presented after tax and is considered a non-GAAP financial measure. Refer to the Explanatory Notes on page 3 and the Non-GAAP Financial Measure Reconciliation on page 21 for further information.

(b) Earnings per basic common share is based on weighted average common shares and excludes any dilutive effects of options and restricted stock. Earnings per diluted common share assumes the exercise of all dilutive stock options and restricted stock grants. In calculating earnings per diluted common share for the year ended December 31, 2015, we considered the application of the treasury stock method and the two-class method in relation to warrants outstanding and which ever was more dilutive was included into the calculation. The Company had no outstanding warrants as at December 31, 2015.

(c) Annualized return on average equity represents the level of net income available to Validus common shareholders generated from average shareholders’ equity during the period. Average shareholders' equity for the three months ended is the average of the beginning and ending quarter end shareholders' equity balances, excluding the liquidation value of the preferred shares of $150 million. Average shareholders’ equity for the year ended is the average of the beginning, ending and intervening quarter end shareholders’ equity balances, excluding the liquidation value of the preferred shares of $150 million. Percentages for the quarter periods are annualized.

(d) Annualized net operating return on average equity is calculated by dividing the net operating income available to Validus common shareholders for the period by the average shareholders’ equity during the period. Average shareholders' equity for the three months ended is the average of the beginning and ending quarter end shareholders' equity balances, excluding the liquidation value of the preferred shares of $150 million. Average shareholders’ equity for the year ended is the average of the beginning, ending and intervening quarter end common shareholders’ equity balances, excluding the liquidation value of the preferred shares of $150 million. Percentages for the quarter periods are annualized. A reconciliation of net income available to Validus common shareholders to net operating income available to Validus common shareholders is included on page 21.

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Validus Holdings, Ltd.
Summary Consolidated Balance Sheets
(Expressed in thousands of U.S. Dollars, except share and per share information)

	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Assets
Fixed maturity investments trading, at fair value	$5,365,216	$5,543,030	$5,576,341	$5,551,586	$5,481,304	$5,510,331	$5,596,403	$5,471,804	$5,496,979
Short-term investments trading, at fair value	2,785,226	2,796,170	2,481,406	2,369,654	2,108,199	1,941,635	1,731,443	1,600,207	1,384,464
Other investments, at fair value	443,004	405,712	394,695	359,526	344,151	336,856	334,667	331,458	339,692
Investments in investment affiliates, equity method	94,697	100,431	99,731	99,278	84,135	87,673	88,134	89,681	85,982
Cash and cash equivalents	623,937	419,976	443,992	568,798	569,774	723,109	412,474	439,092	474,349
Restricted cash	92,547	70,956	113,048	96,022	108,395	73,270	74,002	140,019	186,423
Total investments and cash	9,404,627	9,336,275	9,109,213	9,044,864	8,695,958	8,672,874	8,237,123	8,072,261	7,967,889
Investments in operating affiliate, equity method	—	—	—	—	369	392	48,703	56,666	54,928
Premiums receivable	1,214,745	725,390	939,127	1,372,000	1,176,684	658,682	1,060,923	1,273,387	1,113,579
Deferred acquisition costs	292,180	209,227	249,922	283,213	262,675	181,002	224,982	253,042	240,695
Prepaid reinsurance premiums	199,046	77,996	119,805	145,567	181,255	77,992	126,278	162,251	193,166
Securities lending collateral	10,386	9,779	10,629	10,224	9,721	4,863	6,461	7,021	5,337
Loss reserves recoverable	451,856	430,421	444,609	442,987	370,689	350,586	385,212	376,665	375,882
Paid losses recoverable	37,837	35,247	36,069	27,648	25,001	23,071	21,681	40,198	27,034
Income taxes recoverable	6,757	4,870	6,879	8,526	7,146	16,228	15,870	13,787	10,597
Deferred tax asset	45,995	43,529	26,015	23,745	27,771	21,661	22,352	23,079	30,847
Receivable for investments sold	9,302	3,901	21,854	13,736	16,278	39,766	15,055	29,131	24,803
Intangible assets	114,176	115,592	117,010	118,426	119,842	121,258	122,676	124,092	125,508
Goodwill	196,758	196,758	196,758	196,758	196,758	196,758	196,758	196,758	195,897
Accrued investment income	25,962	26,488	24,906	24,925	22,298	23,897	23,755	23,894	23,230
Other assets	127,494	134,282	183,357	105,625	92,076	126,782	93,181	105,182	125,130
Total assets	$12,137,121	$11,349,755	$11,486,153	$11,818,244	$11,204,521	$10,515,812	$10,601,010	$10,757,414	$10,514,522
Liabilities
Reserve for losses and loss expenses	$3,052,745	$2,995,195	$3,035,987	$3,122,717	$2,980,300	$2,996,567	$3,172,285	$3,192,663	$3,207,885
Unearned premiums	1,612,474	1,076,049	1,359,438	1,621,563	1,503,161	966,210	1,281,319	1,518,603	1,451,457
Reinsurance balances payable	118,119	54,781	76,429	92,488	96,685	75,380	89,954	94,795	102,852
Securities lending payable	10,852	10,245	11,095	10,690	10,187	5,329	6,927	7,487	5,803
Deferred tax liability	3,818	3,331	3,278	3,552	3,618	3,847	8,921	8,063	13,265
Payable for investments purchased	38,486	29,447	49,435	52,718	76,116	77,475	118,164	105,871	123,556
Accounts payable and accrued expenses	171,134	587,648	144,086	149,593	136,712	627,331	159,440	200,469	159,169
Notes payable to AlphaCat investors	446,576	278,202	372,730	370,982	323,510	75,493	75,607	—	—
Senior notes payable	245,412	245,362	245,311	245,261	245,211	245,161	245,111	245,061	245,010
Debentures payable	537,402	537,226	538,168	537,987	538,335	537,668	538,054	538,032	537,561
Total liabilities	6,237,018	5,817,486	5,835,957	6,207,551	5,913,835	5,610,461	5,695,782	5,911,044	5,846,558
Redeemable noncontrolling interests	1,657,630	1,528,001	1,559,580	1,532,283	1,409,037	1,111,714	1,101,147	1,035,511	834,644
Shareholders' equity
Preferred shares	$150,000	$150,000	$150,000	$150,000	$—	$—	$—	$—	$—
Common shares	28,225	28,224	28,223	28,219	28,102	28,100	27,726	27,716	27,431
Treasury shares	(14,376)	(14,376)	(14,320)	(14,084)	(13,830)	(13,592)	(13,376)	(13,140)	(12,795)
Additional paid-in capital	830,346	821,023	827,256	883,701	954,485	1,002,980	1,048,917	1,097,527	1,162,485
Accumulated other comprehensive (loss)	(22,453)	(23,216)	(21,092)	(18,182)	(15,438)	(12,569)	(10,869)	(9,066)	(12,641)
Retained earnings	2,940,134	2,876,636	2,897,553	2,836,602	2,771,107	2,634,056	2,592,567	2,554,299	2,517,257
Total shareholders' equity available to Validus	3,911,876	3,838,291	3,867,620	3,866,256	3,724,426	3,638,975	3,644,965	3,657,336	3,681,737
Noncontrolling interests	330,597	165,977	222,996	212,154	157,223	154,662	159,116	153,523	151,583
Total shareholders' equity	4,242,473	4,004,268	4,090,616	4,078,410	3,881,649	3,793,637	3,804,081	3,810,859	3,833,320
Total liabilities, noncontrolling interests and shareholders' equity	$12,137,121	$11,349,755	$11,486,153	$11,818,244	$11,204,521	$10,515,812	$10,601,010	$10,757,414	$10,514,522

Book value per common share	$47.54	$46.61	$46.80	$46.01	$45.67	$43.90	$44.45	$43.91	$44.02
Book value per diluted common share	$45.88	$44.97	$45.16	$44.41	$44.00	$42.33	$41.89	$41.44	$41.26
Book value per diluted common share plus accumulated dividends	$57.82	$56.53	$56.37	$55.27	$54.51	$52.49	$51.73	$50.96	$50.46

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Validus Holdings, Ltd.
Computation of Book Value per Common Share, Book Value per Diluted Common Share and Tangible Book Value per Diluted Common Share
(Expressed in thousands of U.S. Dollars, except share and per share information)

	March 31, 2017			December 31, 2016
	Equity Amount	Common Shares	Per Share Amount (a)	Equity Amount	Common Shares	Per Share Amount (a)
Book value per common share (b)	$3,761,876	79,137,590	$47.54	$3,688,291	79,132,252	$46.61
Non-GAAP Adjustments:
Assumed exercise of outstanding stock options (c)(d)	614	26,136		614	26,136
Unvested restricted shares	—	2,837,888		—	2,868,610
Book value per diluted common share (e)	3,762,490	82,001,614	$45.88	3,688,905	82,026,998	$44.97
Goodwill	(196,758)	—		(196,758)	—
Intangible assets	(114,176)	—		(115,592)	—
Tangible book value per diluted common share (e)	$3,451,556	82,001,614	$42.09	$3,376,555	82,026,998	$41.16

Book value per diluted common share (e)			$45.88			$44.97
Accumulated dividends			11.94			11.56
Book value per diluted common share plus accumulated dividends (e)			$57.82			$56.53
Notes:
(a) Per share amounts are calculated by dividing the equity amount by the common shares.
(b) The equity amount used in the calculation of book value per common share represents total shareholders' equity available to Validus excluding the liquidation value of the preferred shares of $150 million.
(c) Using the "as-if-converted" method, assuming all proceeds received upon exercise of stock options will be retained by the Company and the resulting common shares from exercise remain outstanding.
(d) At March 31, 2017, the weighted average exercise price for those stock options that had an exercise price lower than book value per share was $23.48 (December 31, 2016: $23.48).
(e) Non-GAAP financial measure.

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Validus Holdings, Ltd.
Consolidated Statements of Cash Flows
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Years Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2016	December 31, 2015
Cash flows provided by (used in) operating activities
Net Income	$139,336	$37,170	$129,535	$116,156	$204,341	$487,202	$467,857
Adjustments to reconcile net income to cash provided by (used in) operating activities:
Share compensation expenses	9,491	10,442	10,501	10,727	11,237	42,907	38,341
Amortization of discount on senior notes	27	27	27	27	27	108	108
(Income) loss from investment and operating affiliates	(5,188)	(2,166)	(453)	589	4,136	2,106	(332)
Net realized and change in net unrealized (gains) losses on investments	(12,184)	58,240	(9,856)	(34,152)	(46,860)	(32,628)	30,097
Amortization of intangible assets	1,416	1,418	1,416	1,416	1,416	5,666	5,666
Foreign exchange (gains) losses included in net income	(4,938)	7,628	1,704	168	(6,457)	3,043	18,907
Amortization of premium on fixed maturities	3,536	4,580	4,671	4,172	4,538	17,961	23,075
Change in operational balance sheet items, net	(113,697)	38,268	47,608	4,386	(206,424)	(116,162)	(249,213)
Net cash provided by (used in) operating activities	$17,799	$155,607	$185,153	$103,489	$(34,046)	$410,203	$334,506

Cash flows provided by (used in) investing activities
Sales (purchases) of investments	$167,286	$(366,894)	$(182,871)	$(343,486)	$(81,468)	$(974,719)	$(492,891)
(Increase) decrease in securities lending collateral	(607)	850	(405)	(503)	(4,858)	(4,916)	(4,393)
Redemption from (investment in) investment & operating affiliates, net	10,922	1,466	(2)	(15,361)	(575)	(14,472)	26,717
(Increase) decrease in restricted cash	(21,591)	42,092	(17,026)	12,373	(35,125)	2,314	99,733
Net cash provided by (used in) investing activities	$156,010	$(322,486)	$(200,304)	$(346,977)	$(122,026)	$(991,793)	$(370,834)

Cash flows provided by (used in) financing activities
Net proceeds on issuance of notes payable to AlphaCat investors	$73,048	$(202)	$1,779	$47,348	$247,400	$296,325	$75,493
Net proceeds on issuance of preferred shares	—	—	—	144,852	—	144,852	—
Issuance of common shares, net	(167)	(70)	(246)	(7,785)	400	(7,701)	17,407
Purchases of common shares under share repurchase program	—	(16,660)	(66,932)	(68,715)	(60,368)	(212,675)	(260,430)
Dividends paid on common and preferred shares	(32,295)	(29,927)	(30,192)	(31,324)	(28,637)	(120,080)	(112,967)
Increase (decrease) in securities lending payable	607	(850)	405	503	4,858	4,916	4,393
Third party investment (redemption) in redeemable noncontrolling interest, net	35,403	11,499	(5,784)	112,500	257,950	376,165	412,267
Third party investment (distributions) in noncontrolling interest, net	92,210	—	—	50,968	(6,397)	44,571	(159,158)
Third party subscriptions (deployed) received in AlphaCat Funds and Sidecars	(144,452)	187,452	(1,400)	700	(412,036)	(225,284)	249,636
Net cash provided by (used in) financing activities	$24,354	$151,242	$(102,370)	$249,047	$3,170	$301,089	$226,641
Effect of foreign currency rate changes on cash and cash equivalents	5,798	(8,379)	(7,285)	(6,535)	(433)	(22,632)	(17,605)
Net increase (decrease) in cash and cash equivalents	203,961	(24,016)	(124,806)	(976)	(153,335)	(303,133)	172,708
Cash and cash equivalents - beginning of period	419,976	443,992	568,798	569,774	723,109	723,109	550,401
Cash and cash equivalents - end of period	$623,937	$419,976	$443,992	$568,798	$569,774	$419,976	$723,109

Taxes paid during the period	$16	$120	$2,077	$1,720	$2,117	$6,034	$16,050
Interest paid during the period	$19,073	$8,566	$18,520	$8,249	$19,303	$54,638	$55,047
Losses paid during the period	$245,787	$277,422	$345,246	$222,657	$269,077	$1,114,402	$1,167,839

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Validus Holdings, Ltd.
Consolidated Statements of Income and Comprehensive Income
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Years Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2016	December 31, 2015
Revenues
Gross premiums written	$1,190,857	$339,454	$372,418	$764,042	$1,172,791	$2,648,705	$2,557,506
Reinsurance premiums ceded	(200,106)	(40,635)	(45,006)	(36,229)	(167,835)	(289,705)	(328,681)
Net premiums written	990,751	298,819	327,412	727,813	1,004,956	2,359,000	2,228,825
Change in unearned premiums	(415,375)	241,580	236,363	(154,090)	(433,688)	(109,835)	18,064
Net premiums earned	575,376	540,399	563,775	573,723	571,268	2,249,165	2,246,889
Net investment income	40,214	38,153	43,514	39,257	29,461	150,385	127,824
Net realized (losses) gains on investments	(1,164)	9,220	4,397	2,724	(584)	15,757	2,298
Change in net unrealized gains (losses) on investments	13,348	(67,460)	5,459	31,428	47,444	16,871	(32,395)
Income (loss) from investment affiliates	5,188	2,166	453	(589)	(4,113)	(2,083)	4,281
Other insurance related income and other income (loss)	1,330	568	(610)	824	1,413	2,195	5,111
Foreign exchange gains (losses)	1,569	(901)	(766)	6,286	6,245	10,864	(8,731)
Total revenues	635,861	522,145	616,222	653,653	651,134	2,443,154	2,345,277
Expenses
Losses and loss expenses	269,585	275,126	258,394	307,130	224,447	1,065,097	977,833
Policy acquisition costs	111,628	120,889	113,434	107,966	107,193	449,482	410,058
General and administrative expenses	87,924	77,955	82,443	89,688	86,208	336,294	363,709
Share compensation expenses	9,491	10,442	10,501	10,727	11,237	42,907	38,341
Finance expenses	13,943	14,630	14,521	14,166	15,203	58,520	74,742
Total expenses	492,571	499,042	479,293	529,677	444,288	1,952,300	1,864,683
Income before taxes, loss from operating affiliate and (income) attributable to AlphaCat investors	143,290	23,103	136,929	123,976	206,846	490,854	480,594
Tax benefit (expense)	3,549	21,147	(1,830)	(1,706)	2,118	19,729	(6,376)
Loss from operating affiliate	—	—	—	—	(23)	(23)	(3,949)
(Income) attributable to AlphaCat investors	(7,503)	(7,080)	(5,564)	(6,114)	(4,600)	(23,358)	(2,412)
Net income	139,336	37,170	129,535	116,156	204,341	487,202	467,857
Net (income) attributable to noncontrolling interests	(42,572)	(27,200)	(37,439)	(21,193)	(37,531)	(123,363)	(92,964)
Net income available to Validus	96,764	9,970	92,096	94,963	166,810	363,839	374,893
Dividends on preferred shares	(2,203)	(2,203)	(2,252)	—	—	(4,455)	—
Net income available to Validus common shareholders	$94,561	$7,767	$89,844	$94,963	$166,810	$359,384	$374,893

Comprehensive income
Net income	$139,336	$37,170	$129,535	$116,156	$204,341	$487,202	$467,857
Other comprehensive income (loss)
Change in foreign currency translation adjustments	597	(3,755)	(1,370)	(3,287)	(2,028)	(10,440)	(3,716)
Change in minimum pension liability, net of tax	68	221	(1,101)	479	(83)	(484)	544
Change in fair value of cash flow hedge	98	1,410	(439)	64	(758)	277	(841)
Other comprehensive income (loss)	$763	$(2,124)	$(2,910)	$(2,744)	$(2,869)	$(10,647)	$(4,013)
Comprehensive (income) attributable to noncontrolling interests	(42,572)	(27,200)	(37,439)	(21,193)	(37,531)	(123,363)	(92,964)
Comprehensive income available to Validus	$97,527	$7,846	$89,186	$92,219	$163,941	$353,192	$370,880

Earnings per share
Weighted average number of common shares and common share equivalents outstanding
Basic	79,133,671	79,261,409	80,134,394	81,950,833	82,821,261	81,041,974	83,107,236
Diluted	80,739,142	80,621,967	81,244,556	83,373,003	84,198,315	82,359,460	86,426,760

Basic earnings per share available to Validus common shareholders	$1.19	$0.10	$1.12	$1.16	$2.01	$4.43	$4.47
Earnings per diluted share available to Validus common shareholders	$1.17	$0.10	$1.11	$1.14	$1.98	$4.36	$4.34

Cash dividends declared per common share	$0.38	$0.35	$0.35	$0.35	$0.35	$1.40	$1.28

8 of 39

Validus Holdings, Ltd.
Consolidated Statements of Operations - Underwriting Income Format
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Years Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2016	December 31, 2015
Underwriting revenues
Gross premiums written	$1,190,857	$339,454	$372,418	$764,042	$1,172,791	$2,648,705	$2,557,506
Reinsurance premiums ceded	(200,106)	(40,635)	(45,006)	(36,229)	(167,835)	(289,705)	(328,681)
Net premiums written	990,751	298,819	327,412	727,813	1,004,956	2,359,000	2,228,825
Change in unearned premiums	(415,375)	241,580	236,363	(154,090)	(433,688)	(109,835)	18,064
Net premiums earned	575,376	540,399	563,775	573,723	571,268	2,249,165	2,246,889
Other insurance related income	1,236	561	919	745	736	2,961	6,113
Total underwriting revenues	576,612	540,960	564,694	574,468	572,004	2,252,126	2,253,002
Underwriting deductions
Losses and loss expenses	269,585	275,126	258,394	307,130	224,447	1,065,097	977,833
Policy acquisition costs	111,628	120,889	113,434	107,966	107,193	449,482	410,058
General and administrative expenses	87,924	77,955	82,443	89,688	86,208	336,294	363,709
Share compensation expenses	9,491	10,442	10,501	10,727	11,237	42,907	38,341
Total underwriting deductions	478,628	484,412	464,772	515,511	429,085	1,893,780	1,789,941
Underwriting income	$97,984	$56,548	$99,922	$58,957	$142,919	$358,346	$463,061
Net investment income	40,214	38,153	43,514	39,257	29,461	150,385	127,824
Finance expenses	(13,943)	(14,630)	(14,521)	(14,166)	(15,203)	(58,520)	(74,742)
Dividends on preferred shares	(2,203)	(2,203)	(2,252)	—	—	(4,455)	—
Tax benefit (expense)	4,129	15,284	(1,387)	1,274	6,245	21,416	(5,992)
Loss from operating affiliate	—	—	—	—	(23)	(23)	(3,949)
(Income) attributable to AlphaCat investors	(7,503)	(7,080)	(5,564)	(6,114)	(4,600)	(23,358)	(2,412)
Net operating (income) attributable to noncontrolling interests	(41,844)	(27,612)	(36,672)	(21,328)	(37,294)	(122,906)	(93,657)
Net operating income available to Validus common shareholders (a)	$76,834	$58,460	$83,040	$57,880	$121,505	$320,885	$410,133
Net realized (losses) gains on investments	(1,164)	9,220	4,397	2,724	(584)	15,757	2,298
Change in net unrealized gains (losses) on investments	13,348	(67,460)	5,459	31,428	47,444	16,871	(32,395)
Income (loss) from investment affiliates	5,188	2,166	453	(589)	(4,113)	(2,083)	4,281
Foreign exchange gains (losses)	1,569	(901)	(766)	6,286	6,245	10,864	(8,731)
Other income (loss)	94	7	(1,529)	79	677	(766)	(1,002)
Net (income) loss attributable to noncontrolling interests	(728)	412	(767)	135	(237)	(457)	693
Tax (expense) benefit	(580)	5,863	(443)	(2,980)	(4,127)	(1,687)	(384)
Net income available to Validus common shareholders	$94,561	$7,767	$89,844	$94,963	$166,810	$359,384	$374,893

Selected ratios:
Ratio of net to gross premiums written	83.2%	88.0%	87.9%	95.3%	85.7%	89.1%	87.1%

Losses and loss expense ratio	46.9%	50.9%	45.8%	53.5%	39.3%	47.4%	43.5%

Policy acquisition cost ratio	19.4%	22.4%	20.1%	18.8%	18.8%	20.0%	18.3%
General and administrative expense ratio (b)	16.9%	16.3%	16.5%	17.6%	17.0%	16.8%	17.9%
Expense ratio	36.3%	38.7%	36.6%	36.4%	35.8%	36.8%	36.2%
Combined ratio	83.2%	89.6%	82.4%	89.9%	75.1%	84.2%	79.7%
Notes:
(a) Net operating income available to Validus common shareholders is presented after tax and is considered a non-GAAP financial measure. Refer to the Explanatory Notes on page 3 and the Non-GAAP Financial Measure Reconciliation on page 21 for further information.
(b) The general and administrative ratio includes share compensation expenses.

9 of 39

Validus Holdings, Ltd.
Computation of Earnings per Share
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended (a)
	March 31, 2017			March 31, 2016
	Net Income	Net Operating Income	Comprehensive Income	Net Income	Net Operating Income	Comprehensive Income
Basic earnings per share
Income available to Validus common shareholders	$94,561	$76,834	$97,527	$166,810	$121,505	$163,941
Weighted average number of common shares outstanding	79,133,671	79,133,671	79,133,671	82,821,261	82,821,261	82,821,261
Basic earnings per share available to Validus common shareholders	$1.19	$0.97	$1.23	$2.01	$1.47	$1.98

Earnings per diluted share (b)
Income available to Validus common shareholders	$94,561	$76,834	$97,527	$166,810	$121,505	$163,941

Weighted average number of common shares outstanding	79,133,671	79,133,671	79,133,671	82,821,261	82,821,261	82,821,261
Share equivalents:
Stock options	15,379	15,379	15,379	35,878	35,878	35,878
Unvested restricted shares	1,590,092	1,590,092	1,590,092	1,341,176	1,341,176	1,341,176
Weighted average number of diluted common shares outstanding	80,739,142	80,739,142	80,739,142	84,198,315	84,198,315	84,198,315
Earnings per diluted share available to Validus common shareholders	$1.17	$0.95	$1.21	$1.98	$1.44	$1.95

Notes:
(a) ASC 718 requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of treasury stock repurchases, which is applied against the unvested restricted shares balance.
(b) Earnings per basic common share is based on weighted average common shares and excludes any dilutive effects of options and restricted stock. Earnings per diluted common share assumes the exercise of all dilutive stock options and restricted stock grants.

10 of 39

Validus Holdings, Ltd.
Underwriting Income Statement - Validus Re
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Years Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2016	December 31, 2015
Underwriting revenues
Gross premiums written	$620,522	$38,835	$94,741	$285,810	$691,668	$1,111,054	$1,126,759
Reinsurance premiums ceded	(108,813)	94	(15,967)	(3,196)	(92,495)	(111,564)	(149,088)
Net premiums written	511,709	38,929	78,774	282,614	599,173	999,490	977,671
Change in unearned premiums	(293,297)	185,584	149,705	(35,492)	(355,342)	(55,545)	12,542
Net premiums earned	218,412	224,513	228,479	247,122	243,831	943,945	990,213
Other insurance related income (loss)	78	52	58	150	(315)	(55)	3,575
Total underwriting revenues	218,490	224,565	228,537	247,272	243,516	943,890	993,788
Underwriting deductions
Losses and loss expenses	86,154	98,056	98,425	132,139	82,868	411,488	457,976
Policy acquisition costs	41,256	53,380	42,837	42,564	42,259	181,040	166,387
General and administrative expenses	16,832	20,191	17,528	17,872	17,179	72,770	78,428
Share compensation expenses	2,477	2,663	2,695	2,775	2,901	11,034	10,350
Total underwriting deductions	146,719	174,290	161,485	195,350	145,207	676,332	713,141
Underwriting income	$71,771	$50,275	$67,052	$51,922	$98,309	$267,558	$280,647

Selected ratios:
Ratio of net to gross premiums written	82.5%	100.2%	83.1%	98.9%	86.6%	90.0%	86.8%

Losses and loss expense ratio	39.4%	43.7%	43.1%	53.5%	34.0%	43.6%	46.2%

Policy acquisition cost ratio	18.9%	23.8%	18.7%	17.2%	17.4%	19.2%	16.8%
General and administrative expense ratio (a)	8.9%	10.1%	8.9%	8.4%	8.2%	8.8%	9.0%
Expense ratio	27.8%	33.9%	27.6%	25.6%	25.6%	28.0%	25.8%
Combined ratio	67.2%	77.6%	70.7%	79.1%	59.6%	71.6%	72.0%

Notes:
(a) The general and administrative ratio includes share compensation expenses.

11 of 39

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Three months ended - Validus Re
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended March 31, 2017				Three Months Ended March 31, 2016
	Property	Marine	Specialty (a)	Total	Property	Marine	Specialty (a)	Total
Underwriting revenues
Gross premiums written	$203,704	$100,548	$316,270	$620,522	$192,637	$106,603	$392,428	$691,668
Reinsurance premiums ceded	(83,814)	(14,433)	(10,566)	(108,813)	(72,496)	(7,415)	(12,584)	(92,495)
Net premiums written	119,890	86,115	305,704	511,709	120,141	99,188	379,844	599,173
Change in unearned premiums	(22,149)	(62,240)	(208,908)	(293,297)	(17,989)	(64,317)	(273,036)	(355,342)
Net premiums earned	97,741	23,875	96,796	218,412	102,152	34,871	106,808	243,831
Other insurance related income (loss)				78				(315)
Total underwriting revenues				218,490				243,516
Underwriting deductions
Losses and loss expenses	24,287	971	60,896	86,154	(3,242)	20,411	65,699	82,868
Policy acquisition costs	17,465	4,988	18,803	41,256	18,944	4,912	18,403	42,259
Total underwriting deductions before G&A	41,752	5,959	79,699	127,410	15,702	25,323	84,102	125,127
Underwriting income before G&A	$55,989	$17,916	$17,097	$91,080	$86,450	$9,548	$22,706	$118,389
General and administrative expenses				16,832				17,179
Share compensation expenses				2,477				2,901
Total underwriting deductions				146,719				145,207
Underwriting income				$71,771				$98,309

Selected ratios:
Ratio of net to gross premiums written	58.9%	85.6%	96.7%	82.5%	62.4%	93.0%	96.8%	86.6%

Losses and loss expense ratio	24.8%	4.1%	62.9%	39.4%	(3.2%)	58.5%	61.5%	34.0%

Policy acquisition cost ratio	17.9%	20.9%	19.4%	18.9%	18.5%	14.1%	17.2%	17.4%
General and administrative expense ratio (b)				8.9%				8.2%
Expense ratio				27.8%				25.6%
Combined ratio				67.2%				59.6%

Notes:
(a) Specialty class includes Aerospace & Aviation, Agriculture, Casualty, Composite, Financial, Technical Lines, Terrorism, Trade Credit, Workers' Compensation and Other Specialty. Other Specialty includes Contingency, Crisis Management and Life and Accident & Health.
(b) The general and administrative expenses ratio includes share compensation expenses.

12 of 39

Validus Holdings, Ltd.
Underwriting Income Statement - Talbot
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Years Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2016	December 31, 2015
Underwriting revenues
Gross premiums written	$247,175	$218,644	$189,674	$296,067	$266,317	$970,702	$1,018,835
Reinsurance premiums ceded	(92,824)	(38,233)	(22,877)	(27,161)	(87,458)	(175,729)	(198,896)
Net premiums written	154,351	180,411	166,797	268,906	178,859	794,973	819,939
Change in unearned premiums	40,714	(5,891)	32,258	(67,357)	27,933	(13,057)	18,152
Net premiums earned	195,065	174,520	199,055	201,549	206,792	781,916	838,091
Other insurance related income	755	66	99	279	11	455	851
Total underwriting revenues	195,820	174,586	199,154	201,828	206,803	782,371	838,942
Underwriting deductions
Losses and loss expenses	106,412	105,675	109,860	109,310	100,101	424,946	347,322
Policy acquisition costs	43,276	42,683	46,488	43,613	44,343	177,127	187,535
General and administrative expenses	38,443	24,550	32,333	39,061	38,535	134,479	155,306
Share compensation expenses	2,827	3,123	3,163	3,270	3,522	13,078	12,373
Total underwriting deductions	190,958	176,031	191,844	195,254	186,501	749,630	702,536
Underwriting income (loss)	$4,862	$(1,445)	$7,310	$6,574	$20,302	$32,741	$136,406

Selected ratios:
Ratio of net to gross premiums written	62.4%	82.5%	87.9%	90.8%	67.2%	81.9%	80.5%

Losses and loss expense ratio	54.6%	60.6%	55.2%	54.2%	48.4%	54.3%	41.4%

Policy acquisition cost ratio	22.2%	24.5%	23.4%	21.6%	21.5%	22.7%	22.4%
General and administrative expense ratio (a)	21.1%	15.8%	17.8%	21.1%	20.3%	18.9%	20.0%
Expense ratio	43.3%	40.3%	41.2%	42.7%	41.8%	41.6%	42.4%
Combined ratio	97.9%	100.9%	96.4%	96.9%	90.2%	95.9%	83.8%

Notes:
(a) The general and administrative ratio includes share compensation expenses.

13 of 39

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Three months ended - Talbot
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended March 31, 2017				Three Months Ended March 31, 2016
	Property (a)	Marine	Specialty (b)	Total	Property (a)	Marine	Specialty (b)	Total
Underwriting revenues
Gross premiums written	$73,260	$77,318	$96,597	$247,175	$69,767	$88,220	$108,330	$266,317
Reinsurance premiums ceded	(39,781)	(15,007)	(38,036)	(92,824)	(34,056)	(21,372)	(32,030)	(87,458)
Net premiums written	33,479	62,311	58,561	154,351	35,711	66,848	76,300	178,859
Change in unearned premiums	19,370	1,504	19,840	40,714	25,285	3,023	(375)	27,933
Net premiums earned	52,849	63,815	78,401	195,065	60,996	69,871	75,925	206,792
Other insurance related income				755				11
Total underwriting revenues				195,820				206,803
Underwriting deductions
Losses and loss expenses	37,912	16,788	51,712	106,412	15,455	46,107	38,539	100,101
Policy acquisition costs	8,905	14,750	19,621	43,276	8,417	18,515	17,411	44,343
Total underwriting deductions before G&A	46,817	31,538	71,333	149,688	23,872	64,622	55,950	144,444
Underwriting income before G&A	$6,032	$32,277	$7,068	$46,132	$37,124	$5,249	$19,975	$62,359
General and administrative expenses				38,443				38,535
Share compensation expenses				2,827				3,522
Total underwriting deductions				190,958				186,501
Underwriting income				$4,862				$20,302

Selected ratios:
Ratio of net to gross premiums written	45.7%	80.6%	60.6%	62.4%	51.2%	75.8%	70.4%	67.2%

Losses and loss expense ratio	71.7%	26.3%	66.0%	54.6%	25.3%	66.0%	50.8%	48.4%

Policy acquisition cost ratio	16.8%	23.1%	25.0%	22.2%	13.8%	26.5%	22.9%	21.5%
General and administrative expense ratio (c)				21.1%				20.3%
Expense ratio				43.3%				41.8%
Combined ratio				97.9%				90.2%

Notes:
(a) Property includes Downstream Energy and Power.
(b) Specialty includes Accident & Health, Aviation (Direct & Treaty), Contingency, Financial Lines and Political Lines. Political Lines includes War, Political Risk and Political Violence.
(c) The general and administrative expenses ratio includes share compensation expenses.

14 of 39

Validus Holdings, Ltd.
Underwriting Income Statement - Western World
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Years Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2016	December 31, 2015
Underwriting revenues
Gross premiums written	$172,043	$87,030	$85,260	$86,971	$63,959	$323,220	$278,504
Reinsurance premiums ceded	(5,618)	(7,287)	(6,202)	(5,006)	(4,139)	(22,634)	(18,877)
Net premiums written	166,425	79,743	79,058	81,965	59,820	300,586	259,627
Change in unearned premiums	(69,153)	(4,464)	(8,260)	(16,309)	1,679	(27,354)	(977)
Net premiums earned	97,272	75,279	70,798	65,656	61,499	273,232	258,650
Other insurance related income	241	216	219	189	288	912	1,044
Total underwriting revenues	97,513	75,495	71,017	65,845	61,787	274,144	259,694
Underwriting deductions
Losses and loss expenses	74,925	54,189	45,748	44,229	39,646	183,812	171,878
Policy acquisition costs	20,236	17,738	17,094	15,410	14,200	64,442	41,408
General and administrative expenses	10,754	9,576	10,171	11,458	12,075	43,280	38,715
Share compensation expenses	692	718	702	542	581	2,543	2,083
Total underwriting deductions	106,607	82,221	73,715	71,639	66,502	294,077	254,084
Underwriting (loss) income	$(9,094)	$(6,726)	$(2,698)	$(5,794)	$(4,715)	$(19,933)	$5,610

Selected ratios:
Ratio of net to gross premiums written	96.7%	91.6%	92.7%	94.2%	93.5%	93.0%	93.2%

Losses and loss expense ratio	77.0%	72.0%	64.6%	67.4%	64.5%	67.3%	66.4%

Policy acquisition cost ratio	20.8%	23.5%	24.1%	23.5%	23.1%	23.5%	16.0%
General and administrative expense ratio (a)	11.8%	13.7%	15.4%	18.2%	20.5%	16.8%	15.8%
Expense ratio	32.6%	37.2%	39.5%	41.7%	43.6%	40.3%	31.8%
Combined ratio	109.6%	109.2%	104.1%	109.1%	108.1%	107.6%	98.2%

Notes:
(a) The general and administrative ratio includes share compensation expenses.

15 of 39

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Three months ended - Western World
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended March 31, 2017				Three Months Ended March 31, 2016
	Property	Liability (a)	Specialty (b)	Total	Property	Liability (a)	Specialty (b)	Total
Underwriting revenues
Gross premiums written	$28,136	$59,608	$84,299	$172,043	$15,426	$48,533	$—	$63,959
Reinsurance premiums ceded	(4,972)	(646)	—	(5,618)	(1,554)	(2,585)	—	(4,139)
Net premiums written	23,164	58,962	84,299	166,425	13,872	45,948	—	59,820
Change in unearned premiums	(3,097)	(2,543)	(63,513)	(69,153)	(1,677)	3,356	—	1,679
Net premiums earned	20,067	56,419	20,786	97,272	12,195	49,304	—	61,499
Other insurance related income				241				288
Total underwriting revenues				97,513				61,787
Underwriting deductions
Losses and loss expenses	14,725	41,378	18,822	74,925	9,055	30,591	—	39,646
Policy acquisition costs	5,386	12,886	1,964	20,236	2,902	11,298	—	14,200
Total underwriting deductions before G&A	20,111	54,264	20,786	95,161	11,957	41,889	—	53,846
Underwriting (loss) income before G&A	$(44)	$2,155	$—	$2,352	$238	$7,415	$—	$7,941
General and administrative expenses				10,754				12,075
Share compensation expenses				692				581
Total underwriting deductions				106,607				66,502
Underwriting loss				$(9,094)				$(4,715)

Selected ratios:
Ratio of net to gross premiums written	82.3%	98.9%	100.0%	96.7%	89.9%	94.7%	—%	93.5%

Losses and loss expense ratio	73.4%	73.3%	90.6%	77.0%	74.3%	62.0%	—%	64.5%

Policy acquisition cost ratio	26.8%	22.8%	9.4%	20.8%	23.8%	22.9%	—%	23.1%
General and administrative expense ratio (c)				11.8%				20.5%
Expense ratio				32.6%				43.6%
Combined ratio				109.6%				108.1%

Notes:
(a) Liability includes general liability, professional liability, products liability and miscellaneous malpractice.
(b) Specialty represents agriculture premiums written through a quota-share arrangement between Crop Risk Services ("CRS") and Validus Re Switzerland. On January 30, 2017, the Company announced the acquisition of CRS. The results of that quota-share arrangement have been presented within the Western World segment in anticipation of these premiums being written by Western World upon the closing of the transaction.
(c) The general and administrative expenses ratio includes share compensation expenses.

16 of 39

Validus Holdings, Ltd.
AlphaCat Managers Segment Information
(Expressed in millions of U.S. Dollars, except share and per share information)

	Three Months Ended					Years Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2016	December 31, 2015
Revenues
Third party	$4,644	$3,928	$7,025	$3,091	$4,727	$18,771	$19,661
Related party	631	737	1,373	328	891	3,329	5,309
Total revenues	5,275	4,665	8,398	3,419	5,618	22,100	24,970

Expenses
General and administrative expenses	3,844	2,676	3,324	2,751	1,482	10,233	12,115
Share compensation expenses	82	82	(107)	133	141	249	580
Finance expenses	31	33	31	75	808	947	9,312
Tax (benefit) expense	(1)	90	—	—	—	90	—
Foreign exchange (gains) losses	(1)	2	5	4	8	19	(16)
Total expenses	3,955	2,883	3,253	2,963	2,439	11,538	21,991
Income before investment income from AlphaCat Funds and Sidecars	1,320	1,782	5,145	456	3,179	10,562	2,979

Investment income (loss) from AlphaCat Funds and Sidecars (b)
AlphaCat Sidecars	(112)	14	(72)	541	124	607	5,504
AlphaCat ILS Funds - Lower Risk (c)	2,189	1,998	2,321	2,075	2,507	8,901	7,491
AlphaCat ILS Funds - Higher Risk (c)	2,367	1,864	2,479	692	2,436	7,471	8,428
BetaCat ILS Funds	368	644	1,303	1,113	563	3,623	1,702
PaCRe	—	—	—	—	(23)	(23)	(3,949)
Total investment income from AlphaCat Funds and Sidecars	4,812	4,520	6,031	4,421	5,607	20,579	19,176
Validus' share of AlphaCat income	$6,132	$6,302	$11,176	$4,877	$8,786	$31,141	$22,155

Gross premiums written
AlphaCat Sidecars	$66	$(163)	$(112)	$(14)	$(52)	$(341)	$45,755
AlphaCat ILS Funds - Lower Risk (c)	52,908	(19)	2,049	50,234	59,958	112,222	91,363
AlphaCat ILS Funds - Higher Risk (c)	93,536	(105)	1,797	42,010	96,320	140,022	34,228
AlphaCat Direct (d)	18,416	23	679	6,675	11,122	18,499	4,780
Total	$164,926	$(264)	$4,413	$98,905	$167,348	$270,402	$176,126
Notes:
(a) The results of AlphaCat are presented on an asset manager basis, which is non-GAAP.
(b) The investment income (loss) from AlphaCat funds and sidecars is based on equity accounting.
(c) Lower risk AlphaCat ILS funds have a maximum permitted portfolio expected loss of less than 7%, whereas higher risk AlphaCat ILS funds have a maximum permitted portfolio expected loss of greater than 7%. Expected loss represents the average annual loss over the set of simulation scenarios divided by the total limit.
(d) AlphaCat Direct includes direct investments from a third party investor in AlphaCat Reinsurance Ltd.

17 of 39

Validus Holdings, Ltd.
AlphaCat Assets Under Management
(Expressed in millions of U.S. Dollars, except share and per share information)

	As at
	April 1, 2017	January 1, 2017	October 1, 2016	July 1, 2016	April 1, 2016
Assets Under Management - Related Party	Related Party
AlphaCat Sidecars	$5,656	$7,729	$7,922	$8,045	$10,122
AlphaCat ILS Funds - Lower Risk	125,098	124,297	181,744	175,832	167,497
AlphaCat ILS Funds - Higher Risk	86,679	83,881	81,636	76,287	67,621
AlphaCat Direct	—	—	—	—	—
BetaCat ILS Funds	27,062	26,808	51,160	63,453	62,336
Total	$244,495	$242,715	$322,462	$323,617	$307,576

Assets Under Management - Third Party	Third Party
AlphaCat Sidecars	$20,422	$28,829	$29,603	$30,078	$38,385
AlphaCat ILS Funds - Lower Risk	1,302,337	1,257,287	1,276,874	1,226,709	1,135,635
AlphaCat ILS Funds - Higher Risk	790,734	738,813	612,456	564,513	466,324
AlphaCat Direct	457,744	444,668	373,659	365,558	370,032
BetaCat ILS Funds	87,375	29,000	—	—	—
Total	$2,658,612	$2,498,597	$2,292,592	$2,186,858	$2,010,376
Total Assets Under Management	$2,903,107	$2,741,312	$2,615,054	$2,510,475	$2,317,952

Notes:
(a) The Company’s assets under management are based on NAV and are represented by investments made by related parties and third parties in the feeder funds and on a direct basis.

18 of 39

Validus Holdings, Ltd.
Corporate and Investments
(Expressed in millions of U.S. Dollars, except share and per share information)

	Three Months Ended					Years Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2016	December 31, 2015
Investment income
Managed net investment income (a)	$36,192	$35,875	$41,071	$36,849	$27,923	$141,718	$121,166

Corporate expenses
General and administrative expenses	$17,177	$19,973	$18,221	$17,872	$16,183	$72,249	$75,724
Share compensation expenses	3,413	3,856	4,048	4,007	4,092	16,003	12,955
Finance expenses (a)	13,864	14,546	14,317	13,979	14,341	57,183	61,071
Dividends on preferred shares	2,203	2,203	2,252	—	—	4,455	—
Tax (benefit) expense (a)	(3,548)	(21,237)	1,830	1,706	(2,118)	(19,819)	6,376
Total Corporate expenses	$33,109	$19,341	$40,668	$37,564	$32,498	$130,071	$156,126

Other items
Net realized (losses) gains on managed investments (a)	$(2,892)	$9,166	$4,080	$2,520	$(1,086)	$14,680	$1,698
Change in net unrealized gains (losses) on managed investments (a)	14,349	(67,676)	4,652	30,052	47,078	14,106	(32,007)
Income (loss) from investment affiliates	5,188	2,166	453	(589)	(4,113)	(2,083)	4,281
Foreign exchange gains (losses) (a)	1,103	(850)	(1,067)	6,621	6,074	10,778	(8,172)
Other income (loss)	94	7	(1,529)	79	677	(766)	(1,002)
Total other items	$17,842	$(57,187)	$6,589	$38,683	$48,630	$36,715	$(35,202)
Total Corporate and Investments	$20,925	$(40,653)	$6,992	$37,968	$44,055	$48,362	$(70,162)
Notes:
(a) These items exclude the components which are included in Validus' share of AlphaCat and amounts which are consolidated from variable interest entities.

19 of 39

Validus Holdings, Ltd.
Segment Reconciliation - Three months ended
(Expressed in millions of U.S. Dollars, except share and per share information)

	Three Months Ended March 31, 2017
	Validus Re Segment	Talbot Segment	Western World Segment	AlphaCat & Consolidated Variable Interest Entities	Corporate & Investments	Eliminations	Total
Underwriting revenues
Gross premiums written	$620,522	$247,175	$172,043	$164,926	$—	$(13,809)	$1,190,857
Reinsurance premiums ceded	(108,813)	(92,824)	(5,618)	(6,660)	—	13,809	(200,106)
Net premiums written	511,709	154,351	166,425	158,266	—	—	990,751
Change in unearned premiums	(293,297)	40,714	(69,153)	(93,639)	—	—	(415,375)
Net premiums earned	218,412	195,065	97,272	64,627	—	—	575,376
Other insurance related income (loss)	78	755	241	5,161	—	(4,999)	1,236
Total underwriting revenues	218,490	195,820	97,513	69,788	—	(4,999)	576,612
Underwriting deductions
Losses and loss expenses	86,154	106,412	74,925	2,094	—	—	269,585
Policy acquisition costs	41,256	43,276	20,236	6,901	—	(41)	111,628
General and administrative expenses	16,832	38,443	10,754	9,641	17,177	(4,923)	87,924
Share compensation expenses	2,477	2,827	692	82	3,413	—	9,491
Total underwriting deductions	146,719	190,958	106,607	18,718	20,590	(4,964)	478,628
Underwriting income (loss)	$71,771	$4,862	$(9,094)	$51,070	$(20,590)	$(35)	$97,984
Other items (a)				1,115	7,526		8,641
Dividends on preferred shares					(2,203)		(2,203)
Net investment income				4,022	36,192	—	40,214
(Income) attributable to AlphaCat investors				(7,503)	—		(7,503)
Net (income) attributable to noncontrolling interests				(42,572)	—		(42,572)
Segmental income (loss)	71,771	4,862	(9,094)	6,132	20,925	(35)
Net income available to Validus common shareholders							$94,561
	Three Months Ended March 31, 2016
	Validus Re Segment	Talbot Segment	Western World Segment	AlphaCat & Consolidated Variable Interest Entities	Corporate & Investments	Eliminations	Total
Underwriting revenues
Gross premiums written	$691,668	$266,317	$63,959	$167,348	$—	$(16,501)	$1,172,791
Reinsurance premiums ceded	(92,495)	(87,458)	(4,139)	(244)	—	16,501	(167,835)
Net premiums written	599,173	178,859	59,820	167,104	—	—	1,004,956
Change in unearned premiums	(355,342)	27,933	1,679	(107,958)	—	—	(433,688)
Net premiums earned	243,831	206,792	61,499	59,146	—	—	571,268
Other insurance related (loss) income	(315)	11	288	5,665	—	(4,913)	736
Total underwriting revenues	243,516	206,803	61,787	64,811	—	(4,913)	572,004
Underwriting deductions
Losses and loss expenses	82,868	100,101	39,646	1,832	—	—	224,447
Policy acquisition costs	42,259	44,343	14,200	6,157	—	234	107,193
General and administrative expenses	17,179	38,535	12,075	7,456	16,183	(5,220)	86,208
Share compensation expenses	2,901	3,522	581	141	4,092	—	11,237
Total underwriting deductions	145,207	186,501	66,502	15,586	20,275	(4,986)	429,085
Underwriting income (loss)	$98,309	$20,302	$(4,715)	$49,225	$(20,275)	$73	$142,919
Other items (a)				154	36,407		36,561
Dividends on preferred shares					—		—
Net investment income				1,538	27,923		29,461
(Income) attributable to AlphaCat investors				(4,600)	—		(4,600)
Net (income) attributable to noncontrolling interests				(37,531)	—		(37,531)
Segmental income (loss)	98,309	20,302	(4,715)	8,786	44,055	73
Net income available to Validus common shareholders							$166,810

Notes:
(a) Other items includes finance expenses, tax benefit (expense), foreign exchange gains (losses), net realized and change in net unrealized gains (losses) on investments, income from investment and operating affiliates and other income (loss).

20 of 39

Validus Holdings, Ltd.
Non-GAAP Financial Measure Reconciliation
Net Operating Income available to Validus Common Shareholders, Net Operating Income per diluted share available to Validus Common Shareholders and Annualized Net Operating Return on Average Equity
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended		Years Ended
	March 31, 2017	March 31, 2016	December 31, 2016	December 31, 2015
Net income available to Validus common shareholders	$94,561	$166,810	$359,384	$374,893
Non-GAAP Adjustments:
Net realized losses (gains) on investments	1,164	584	(15,757)	(2,298)
Change in net unrealized (gains) losses on investments	(13,348)	(47,444)	(16,871)	32,395
(Income) loss from investment affiliates	(5,188)	4,113	2,083	(4,281)
Foreign exchange (gains) losses	(1,569)	(6,245)	(10,864)	8,731
Other (income) loss	(94)	(677)	766	1,002
Net income (loss) attributable to noncontrolling interests	728	237	457	(693)
Tax expense (a)	580	4,127	1,687	384
Net operating income available to Validus common shareholders (b)	$76,834	$121,505	$320,885	$410,133

Earnings per diluted share available to Validus common shareholders	$1.17	$1.98	$4.36	$4.34
Non-GAAP Adjustments:
Net realized losses (gains) on investments	0.01	—	(0.19)	(0.02)
Change in net unrealized (gains) losses on investments	(0.17)	(0.56)	(0.20)	0.38
(Income) loss from investment affiliates	(0.06)	0.05	0.03	(0.05)
Foreign exchange (gains) losses	(0.02)	(0.07)	(0.14)	0.10
Other (income) loss	—	(0.01)	0.01	0.01
Net income (loss) attributable to noncontrolling interests	0.01	—	0.01	(0.01)
Tax expense (a)	0.01	0.05	0.02	—
Net operating income per diluted share available to Validus common shareholders (b)	$0.95	$1.44	$3.90	$4.75

Average shareholders' equity available to Validus common shareholders (c)	$3,725,084	$3,681,701	$3,697,114	$3,641,920

Annualized return on average equity	10.2%	18.1%	9.7%	10.3%
Annualized net operating return on average equity (b)	8.3%	13.2%	8.7%	11.3%
Notes:

(a)
Represents the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates to. The tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the ability to utilize tax losses carried forward.

(b)	Non-GAAP financial measure.

(c)
Average shareholders’ equity for the three months ended is the average of the beginning and ending quarter end shareholders’ equity balances, excluding the liquidation value of the preferred shares of $150,000. Average shareholders’ equity for the year ended is the average of the beginning, ending and intervening quarter end shareholders’ equity balances, excluding the liquidation value of the preferred shares of $150,000.

21 of 39

Validus Holdings, Ltd.
Consolidated Class of Business Policy Type Detail - Gross Premiums Written
(Expressed in thousands of U.S. Dollars, except share and per share information)

		Three Months Ended				Years Ended
		March 31, 2017		March 31, 2016		December 31, 2016		December 31, 2015
Line of business	Treaty type	Gross premiums written	%	Gross premiums written	%	Gross premiums written	%	Gross premiums written	%
Property	Treaty Reinsurance	$376,459	31.6%	$368,102	31.4%	$757,381	28.6%	$743,012	29.1%
	Facultative Reinsurance	25,366	2.1%	24,913	2.1%	133,525	5.0%	136,352	5.3%
	Direct Insurance	56,154	4.7%	42,904	3.7%	237,617	9.0%	198,336	7.8%
		457,979	38.4%	435,919	37.2%	1,128,523	42.6%	1,077,700	42.2%

Marine	Treaty Reinsurance	111,136	9.3%	123,465	10.5%	140,408	5.3%	188,141	7.3%
	Facultative Reinsurance	26,142	2.2%	25,852	2.2%	68,106	2.6%	86,378	3.4%
	Direct Insurance	37,419	3.1%	39,648	3.4%	155,142	5.9%	197,338	7.7%
		174,697	14.6%	188,965	16.1%	363,656	13.8%	471,857	18.4%

Specialty (a)	Treaty Reinsurance	335,609	28.2%	423,587	36.1%	603,290	22.8%	462,287	18.1%
	Facultative Reinsurance	20,922	1.8%	21,810	1.9%	92,110	3.5%	102,581	4.0%
	Direct Insurance	142,042	12.0%	53,977	4.6%	232,346	8.7%	217,595	8.5%
		498,573	42.0%	499,374	42.6%	927,746	35.0%	782,463	30.6%

Liability (b)	Direct Insurance	59,608	5.0%	48,533	4.1%	228,780	8.6%	225,486	8.8%
		59,608	5.0%	48,533	4.1%	228,780	8.6%	225,486	8.8%

Total	Treaty Reinsurance	823,204	69.1%	915,154	78.0%	1,501,079	56.7%	1,393,440	54.5%
	Facultative Reinsurance	72,430	6.1%	72,575	6.2%	293,741	11.1%	325,311	12.7%
	Direct Insurance	295,223	24.8%	185,062	15.8%	853,885	32.2%	838,755	32.8%
		$1,190,857	100.0%	$1,172,791	100.0%	$2,648,705	100.0%	$2,557,506	100.0%

Total	Reinsurance	823,204	69.1%	915,154	78.0%	1,501,079	56.7%	1,393,440	54.5%
	Insurance (c)	367,653	30.9%	257,637	22.0%	1,147,626	43.3%	1,164,066	45.5%
		$1,190,857	100.0%	$1,172,791	100.0%	$2,648,705	100.0%	$2,557,506	100.0%

Notes:
(a) For the Validus Re segment, the Specialty class includes Aerospace & Aviation, Agriculture, Casualty, Composite, Financial, Technical Lines, Terrorism, Trade Credit, Workers' Compensation and Other Specialty. Other Specialty includes Contingency, Crisis Management and Life and Accident & Health. For the Talbot segment, Specialty includes Accident & Health, Aviation (Direct & Treaty), Contingency, Financial Lines and Political Lines. Political lines includes War, Political Risk and Political Violence. For the Western World segment, Specialty includes Agriculture. For the AlphaCat segment, Specialty includes Agriculture, Composite and Workers' Compensation.
(b) For the Western World segment, the Liability class includes general liability, professional liability, products liability and miscellaneous malpractice.
(c) Insurance includes facultative reinsurance and direct insurance.

22 of 39

Validus Holdings, Ltd.
Gross Premiums Written by Segment by Class of Business
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Years Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2016	December 31, 2015
Validus Re
Property - Cat XOL (a)	$139,244	$1,150	$33,032	$185,253	$126,074	$345,509	$419,931
Property - Per Risk XOL	12,023	238	10,525	4,640	11,419	26,822	26,180
Property - Proportional (b)	52,437	9,145	10,204	26,141	55,144	100,634	101,298
Marine	100,548	(4,178)	(4,533)	7,806	106,603	105,698	152,670
Aerospace & Aviation	10,497	(1,574)	888	6,875	13,051	19,240	21,164
Agriculture	152,447	(9,681)	8,625	15,480	228,756	243,180	270,524
Casualty	24,510	31,991	7,539	22,990	23,587	86,107	7,117
Composite	34,090	2,281	8,932	7,404	40,627	59,244	41,130
Financial	25,090	10,163	9,565	3,790	22,733	46,251	16,882
Technical Lines	4,182	629	4,100	2,154	5,651	12,534	7,894
Terrorism	8,827	(2,116)	2,116	(1,346)	12,286	10,940	19,782
Trade Credit	44,154	28	(647)	36	38,862	38,279	24,145
Workers' Compensation	1,633	732	3,230	683	3,419	8,064	7,398
Other Specialty (c)	10,840	27	1,165	3,904	3,456	8,552	10,644
Total Validus Re Segment	620,522	38,835	94,741	285,810	691,668	1,111,054	1,126,759

AlphaCat
Property - Cat XOL (a)	159,765	(264)	3,933	93,282	163,835	260,786	176,126
Agriculture	(35)	4	77	2,798	—	2,879	—
Composite	4,788	—	—	2,821	2,697	5,518	—
Workers' Compensation	408	(4)	403	4	816	1,219	—
Total AlphaCat Segment	164,926	(264)	4,413	98,905	167,348	270,402	176,126

Talbot
Property	59,591	46,499	44,982	76,424	54,983	222,888	223,186
Downstream Energy and Power	13,669	24,872	19,319	35,222	14,784	94,197	103,936
Marine	77,318	39,635	48,093	85,992	88,220	261,940	327,539
Accident & Health	5,910	4,929	4,170	8,861	11,366	29,326	27,123
Aviation, Direct	8,498	16,398	10,241	8,676	5,916	41,231	51,851
Aviation Treaty	10,797	3,355	4,810	15,053	20,364	43,582	35,718
Contingency	3,964	14,160	6,183	6,665	8,404	35,412	17,335
Financial Lines	12,767	15,308	13,594	11,473	10,105	50,480	44,703
Political Lines (d)	54,661	53,488	38,282	47,701	52,175	191,646	187,444
Total Talbot Segment	247,175	218,644	189,674	296,067	266,317	970,702	1,018,835

Western World
Property	28,136	29,039	23,757	26,218	15,426	94,440	53,018
Liability (e)	59,608	57,991	61,503	60,753	48,533	228,780	225,486
Agriculture	84,299	—	—	—	—	—	—
Total Western World Segment	172,043	87,030	85,260	86,971	63,959	323,220	278,504

Intersegment Revenue
Property	(6,886)	(6,239)	(1,284)	(3,484)	(5,746)	(16,753)	(25,975)
Marine	(3,169)	1,621	466	(211)	(5,858)	(3,982)	(8,352)
Specialty	(3,754)	(173)	(852)	(16)	(4,897)	(5,938)	(8,391)
Total Intersegment Revenue Eliminated	(13,809)	(4,791)	(1,670)	(3,711)	(16,501)	(26,673)	(42,718)
Total Gross Premiums Written	$1,190,857	$339,454	$372,418	$764,042	$1,172,791	$2,648,705	$2,557,506
Notes:
(a) Property Cat XOL is comprised of Catastrophe XOL, Aggregate XOL, RPP. Per Event XOL, Second Event and Third Event covers.
(b) Proportional is comprised of Quota Share and Surplus Share cover.
(c) Other Specialty includes Contingency, Crisis Management and Life and Accident & Health.
(d) Political Lines includes War, Political Risk and Political Violence.
(e) Liability includes general liability, professional liability, products liability and miscellaneous malpractice.

23 of 39

Validus Holdings, Ltd.
Consolidated Analysis of Reserves for Losses and Loss Expenses
(Expressed in thousands of U.S. Dollars, except share and per share information)

	March 31, 2017			December 31, 2016
	Reserve for losses and loss expenses	Loss reserves recoverable	Net	Reserve for losses and loss expenses	Loss reserves recoverable	Net
Property (a)	$871,857	$145,837	$726,020	$830,672	$107,573	$723,099
Marine	784,814	125,848	658,966	861,459	154,001	707,458
Specialty (b)	825,716	95,136	730,580	732,907	81,547	651,360
Liability (c)	570,358	85,035	485,323	570,157	87,300	482,857
Total	$3,052,745	$451,856	$2,600,889	$2,995,195	$430,421	$2,564,774

	March 31, 2017			December 31, 2016
	Case Reserves	IBNR	Reserve for losses and loss expenses	Case Reserves	IBNR	Reserve for losses and loss expenses
Property (a)	$401,020	$470,837	$871,857	$390,141	$440,531	$830,672
Marine	369,523	415,291	784,814	389,614	471,845	861,459
Specialty (b)	266,246	559,470	825,716	259,251	473,656	732,907
Liability (c)	197,367	372,991	570,358	198,766	371,391	570,157
Total	$1,234,156	$1,818,589	$3,052,745	$1,237,772	$1,757,423	$2,995,195

% of Total	40.4%	59.6%	100.0%	41.3%	58.7%	100.0%

Notes:
(a) For the Talbot segment, the Property class includes Downstream Energy and Power.
(b) For the Validus Re segment, the Specialty class includes Aerospace & Aviation, Agriculture, Casualty, Composite, Financial, Technical Lines, Terrorism, Trade Credit, Workers' Compensation and Other Specialty. Other Specialty includes Contingency, Crisis Management and Life and Accident & Health. For the Talbot segment, Specialty includes Accident & Health, Aviation (Direct & Treaty), Contingency, Financial Lines and Political Lines. Political lines includes War, Political Risk and Political Violence. For the Western World segment, Specialty includes Agriculture. For the AlphaCat segment, Specialty includes Agriculture, Composite and Workers' Compensation.
(c) Liability includes general liability, professional liability, products liability and miscellaneous malpractice.

24 of 39

Validus Holdings, Ltd.
Consolidated Losses and Loss Ratios by Segment
(Expressed in thousands of U.S. Dollars, except share and per share information)

	At or for the Three Months Ended
	March 31, 2017						March 31, 2016
	Validus Re Segment	AlphaCat Segment	Talbot Segment	Western World	Eliminations	Total	Validus Re Segment	AlphaCat Segment	Talbot Segment	Western World	Eliminations	Total
Gross reserves at period beginning	$1,116,753	$48,534	$1,301,517	$589,500	$(61,109)	$2,995,195	$1,146,869	$11,013	$1,302,635	$600,331	$(64,281)	$2,996,567
Losses recoverable	(98,005)	—	(306,038)	(87,487)	61,109	(430,421)	(36,055)	—	(293,662)	(85,150)	64,281	(350,586)
Net reserves at period beginning	1,018,748	48,534	995,479	502,013	—	2,564,774	1,110,814	11,013	1,008,973	515,181	—	2,645,981

Incurred losses - current year	114,934	5,512	135,226	75,144	—	330,816	108,552	2,741	122,821	44,072	—	278,186
Change in prior accident years	(28,780)	(3,418)	(28,814)	(219)	—	(61,231)	(25,684)	(909)	(22,720)	(4,426)	—	(53,739)
Incurred losses	86,154	2,094	106,412	74,925	—	269,585	82,868	1,832	100,101	39,646	—	224,447

Foreign exchange	8,746	148	3,423	—	—	12,317	12,813	110	(4,663)	—	—	8,260

Paid losses - current year	(2,256)	—	(1,083)	(4,359)	—	(7,698)	(3,585)	—	(10,330)	(1,859)	—	(15,774)
Paid losses - prior years	(93,957)	(4,971)	(93,066)	(46,095)	—	(238,089)	(126,729)	(42)	(82,147)	(44,385)	—	(253,303)
Paid losses	(96,213)	(4,971)	(94,149)	(50,454)	—	(245,787)	(130,314)	(42)	(92,477)	(46,244)	—	(269,077)

Net reserves at period end	1,017,435	45,805	1,011,165	526,484	—	2,600,889	1,076,181	12,913	1,011,934	508,583	—	2,609,611
Losses recoverable	89,645	—	335,352	88,944	(62,085)	451,856	31,566	—	321,644	84,773	(67,294)	370,689
Gross reserves at period end	$1,107,080	$45,805	$1,346,517	$615,428	$(62,085)	$3,052,745	$1,107,747	$12,913	$1,333,578	$593,356	$(67,294)	$2,980,300

Net premiums earned	$218,412	$64,627	$195,065	$97,272		$575,376	$243,831	$59,146	$206,792	$61,499		$571,268

Current year loss ratio	52.6%	8.5%	69.4%	77.2%		57.5%	44.5%	4.6%	59.4%	71.7%		48.7%
Prior accident years adjustments	-13.2%	-5.3%	-14.8%	-0.2%		-10.6%	-10.5%	-1.5%	-11.0%	-7.2%		-9.4%
Net loss ratio	39.4%	3.2%	54.6%	77.0%		46.9%	34.0%	3.1%	48.4%	64.5%		39.3%

Paid to incurred	111.7%	237.4%	88.5%	67.3%		91.2%	157.3%	2.3%	92.4%	116.6%		119.9%

25 of 39

Validus Holdings, Ltd.
Losses and Loss Ratios by Class of Business - Validus Re
(Expressed in thousands of U.S. Dollars, except share and per share information)

	At or for the Three Months Ended
	March 31, 2017				March 31, 2016
	Property	Marine	Specialty (a)	Total	Property	Marine	Specialty (a)	Total
Gross reserves at period beginning	$464,719	$356,305	$295,729	$1,116,753	$556,204	$325,299	$265,366	$1,146,869
Losses recoverable	(42,873)	(52,970)	(2,162)	(98,005)	(23,109)	(8,993)	(3,953)	(36,055)
Net reserves at period beginning	421,846	303,335	293,567	1,018,748	533,095	316,306	261,413	1,110,814

Incurred losses - current year	27,858	16,400	70,676	114,934	19,590	16,856	72,106	108,552
Change in prior accident years	(3,571)	(15,429)	(9,780)	(28,780)	(22,832)	3,555	(6,407)	(25,684)
Incurred losses	24,287	971	60,896	86,154	(3,242)	20,411	65,699	82,868

Foreign exchange	8,169	388	189	8,746	11,306	592	915	12,813

Paid losses - current year	(255)	(439)	(1,562)	(2,256)	(262)	(233)	(3,090)	(3,585)
Paid losses - prior years	(35,483)	(30,642)	(27,832)	(93,957)	(59,459)	(15,085)	(52,185)	(126,729)
Paid losses	(35,738)	(31,081)	(29,394)	(96,213)	(59,721)	(15,318)	(55,275)	(130,314)

Net reserves at period end	418,564	273,613	325,258	1,017,435	481,438	321,991	272,752	1,076,181
Losses recoverable	38,062	49,299	2,284	89,645	18,640	10,439	2,487	31,566
Gross reserves at period end	$456,626	$322,912	$327,542	$1,107,080	$500,078	$332,430	$275,239	$1,107,747

Net premiums earned	$97,741	$23,875	$96,796	$218,412	$102,152	$34,871	$106,808	$243,831

Current year loss ratio	28.5%	68.7%	73.0%	52.6%	19.2%	48.3%	67.5%	44.5%
Prior accident years adjustments	-3.7%	-64.6%	-10.1%	-13.2%	-22.4%	10.2%	-6.0%	-10.5%
Net loss ratio	24.8%	4.1%	62.9%	39.4%	-3.2%	58.5%	61.5%	34.0%

Paid to incurred	147.1%	NM	48.3%	111.7%	NM	75.0%	84.1%	157.3%
Notes:
(a) For the Validus Re segment, the Specialty class includes Aerospace & Aviation, Agriculture, Casualty, Composite, Financial, Technical Lines, Terrorism, Trade Credit, Workers' Compensation and Other Specialty. Other Specialty includes Contingency, Crisis Management and Life and Accident & Health.

26 of 39

Validus Holdings, Ltd.
Losses and Loss Ratios by Class of Business - Talbot
(Expressed in thousands of U.S. Dollars, except share and per share information)

	At or for the Three Months Ended
	March 31, 2017				March 31, 2016
	Property (a)	Marine	Specialty (a)	Total	Property (a)	Marine	Specialty (a)	Total
Gross reserves at period beginning	$334,525	$529,800	$437,192	$1,301,517	$328,526	$501,477	$472,632	$1,302,635
Losses recoverable	(93,774)	(125,677)	(86,587)	(306,038)	(109,502)	(95,494)	(88,666)	(293,662)
Net reserves at period beginning	240,751	404,123	350,605	995,479	219,024	405,983	383,966	1,008,973

Incurred losses - current year	44,246	32,784	58,196	135,226	33,901	43,143	45,777	122,821
Change in prior accident years	(6,334)	(15,996)	(6,484)	(28,814)	(18,446)	2,964	(7,238)	(22,720)
Incurred losses	37,912	16,788	51,712	106,412	15,455	46,107	38,539	100,101

Foreign exchange	738	962	1,723	3,423	(707)	(1,476)	(2,480)	(4,663)

Paid losses - current year	(459)	(57)	(567)	(1,083)	(926)	(8,165)	(1,239)	(10,330)
Paid losses - prior years	(30,668)	(36,463)	(25,935)	(93,066)	(23,381)	(25,060)	(33,706)	(82,147)
Paid losses	(31,127)	(36,520)	(26,502)	(94,149)	(24,307)	(33,225)	(34,945)	(92,477)

Net reserves at period end	248,274	385,353	377,538	1,011,165	209,465	417,389	385,080	1,011,934
Losses recoverable	140,518	92,374	102,460	335,352	99,557	115,989	106,098	321,644
Gross reserves at period end	$388,792	$477,727	$479,998	$1,346,517	$309,022	$533,378	$491,178	$1,333,578

Net premiums earned	$52,849	$63,815	$78,401	$195,065	$60,996	$69,871	$75,925	$206,792

Current year loss ratio	83.7%	51.4%	74.3%	69.4%	55.5%	61.8%	60.3%	59.4%
Prior accident years adjustments	-12.0%	-25.1%	-8.3%	-14.8%	-30.2%	4.2%	-9.5%	-11.0%
Net loss ratio	71.7%	26.3%	66.0%	54.6%	25.3%	66.0%	50.8%	48.4%

Paid to incurred	82.1%	217.5%	51.2%	88.5%	157.3%	72.1%	90.7%	92.4%
Notes:
(a) For the Talbot segment, the Property class includes Downstream Energy and Power. The Specialty class includes Accident & Health, Aviation (Direct & Treaty), Contingency, Financial Lines and Political Lines. Political Lines includes War, Political Risk and Political Violence.

27 of 39

Validus Holdings, Ltd.
Losses and Loss Ratios by Class of Business - Western World
(Expressed in thousands of U.S. Dollars, except share and per share information)

	At or for the Three Months Ended
	March 31, 2017				March 31, 2016
	Property	Liability (a)	Specialty (b)	Total	Property	Liability (a)	Specialty (b)	Total
Gross reserves at period beginning	$19,343	$570,157	$—	$589,500	$12,508	$587,823	$—	$600,331
Losses recoverable	(187)	(87,300)	—	(87,487)	(63)	(85,087)	—	(85,150)
Net reserves at period beginning	19,156	482,857	—	502,013	12,445	502,736	—	515,181

Incurred losses - current year	17,548	38,774	18,822	75,144	9,496	34,576	—	44,072
Change in prior accident years	(2,823)	2,604	—	(219)	(441)	(3,985)	—	(4,426)
Incurred losses	14,725	41,378	18,822	74,925	9,055	30,591	—	39,646

Paid losses - current year	(3,697)	(662)	—	(4,359)	(1,311)	(548)	—	(1,859)
Paid losses - prior years	(7,845)	(38,250)	—	(46,095)	(4,584)	(39,801)	—	(44,385)
Paid losses	(11,542)	(38,912)	—	(50,454)	(5,895)	(40,349)	—	(46,244)

Net reserves at period end	22,339	485,323	18,822	526,484	15,605	492,978	—	508,583
Losses recoverable	3,909	85,035	—	88,944	554	84,219	—	84,773
Gross reserves at period end	$26,248	$570,358	$18,822	$615,428	$16,159	$577,197	$—	$593,356

Net premiums earned	$20,067	$56,419	$20,786	$97,272	$12,195	$49,304	$—	$61,499

Current year loss ratio	87.5%	68.7%	90.6%	77.2%	77.9%	70.1%	—%	71.7%
Prior accident years adjustments	-14.1%	4.6%	—%	-0.2%	-3.6%	-8.1%	—%	-7.2%
Net loss ratio	73.4%	73.3%	90.6%	77.0%	74.3%	62.0%	—%	64.5%

Paid to incurred	78.4%	94.0%	—%	67.3%	65.1%	131.9%	—%	116.6%

Notes:
(a) For the Western World segment, the Liability class includes general liability, professional liability, products liability and miscellaneous malpractice.
(b) Specialty represents agriculture premiums written through a quota-share arrangement between Crop Risk Services ("CRS") and Validus Re Switzerland. On January 30, 2017, the Company announced the acquisition of CRS. The results of that quota-share arrangement have been presented within the Western World segment in anticipation of these premiums being written by Western World upon the closing of the transaction.

28 of 39

Validus Holdings, Ltd.
Analysis of Loss Ratios by Segment
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Years Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2016	December 31, 2015
Validus Re Segment
Current period - excluding items below	47.6%	47.5%	53.1%	45.7%	44.5%	47.6%	50.1%
Current period - notable loss events	0.0%	9.1%	0.0%	7.2%	0.0%	4.1%	7.3%
Current period - non-notable loss events	5.0%	0.0%	4.5%	13.1%	0.0%	4.5%	1.8%
Change in prior accident years	(13.2)%	(12.9)%	(14.5)%	(12.5)%	(10.5)%	(12.6)%	(13.0)%
Net loss ratio	39.4%	43.7%	43.1%	53.5%	34.0%	43.6%	46.2%

AlphaCat Segment
Current period - excluding items below	8.5%	3.3%	5.6%	14.2%	4.6%	6.8%	5.5%
Current period - notable loss events	0.0%	24.2%	1.5%	12.3%	0.0%	9.7%	0.0%
Current period - non-notable loss events	0.0%	0.2%	0.0%	10.3%	0.0%	2.5%	0.0%
Change in prior accident years	(5.3)%	(1.7)%	(0.4)%	(0.7)%	(1.5)%	(1.1)%	(5.1)%
Net loss ratio	3.2%	26.0%	6.7%	36.1%	3.1%	17.9%	0.4%

Talbot Segment
Current period - excluding items below	64.9%	62.6%	58.9%	58.0%	59.4%	59.6%	55.4%
Current period - notable loss events	0.0%	7.1%	0.0%	5.8%	0.0%	3.1%	2.9%
Current period - non-notable loss events	4.5%	0.1%	5.7%	4.5%	0.0%	2.6%	0.6%
Change in prior accident years	(14.8)%	(9.2)%	(9.4)%	(14.1)%	(11.0)%	(11.0)%	(17.5)%
Net loss ratio	54.6%	60.6%	55.2%	54.2%	48.4%	54.3%	41.4%

Western World Segment
Current period - excluding items below	77.2%	68.3%	65.8%	71.2%	71.7%	69.1%	75.3%
Current period - notable loss events	0.0%	4.5%	0.0%	0.0%	0.0%	1.2%	0.0%
Current period - non-notable loss events	0.0%	0.1%	0.0%	1.0%	0.0%	0.3%	0.0%
Change in prior accident years	(0.2)%	(0.9)%	(1.2)%	(4.8)%	(7.2)%	(3.3)%	(8.9)%
Net loss ratio	77.0%	72.0%	64.6%	67.4%	64.5%	67.3%	66.4%

Consolidated
Current period - excluding items below	54.1%	49.8%	51.2%	49.6%	48.7%	49.9%	51.8%
Current period - notable loss events	0.0%	9.7%	0.2%	6.4%	0.0%	4.0%	4.3%
Current period - non-notable loss events	3.4%	0.1%	3.8%	8.4%	0.0%	3.1%	1.0%
Change in prior accident years	(10.6)%	(8.7)%	(9.4)%	(10.9)%	(9.4)%	(9.6)%	(13.6)%
Net loss ratio	46.9%	50.9%	45.8%	53.5%	39.3%	47.4%	43.5%

Notes:
For disclosure purposes, only those loss events which aggregate to over $30.0 million on a consolidated basis (“notable loss events”) are disclosed separately in the Company’s analysis of loss ratios and also included in the reserve for notable loss events and reserve for development on notable loss events table in the Company’s Annual Report on Form 10-K.  In addition, loss events which aggregate to over $15.0 million but less than $30.0 million on a consolidated basis (“non-notable loss events") are incorporated into the Company’s analysis of loss ratios. Net losses and loss expenses are net of reinsurance but not net of reinstatement premiums.

29 of 39

Validus Holdings, Ltd.
Consolidated Reinsurance Recoverable Analysis
(Expressed in thousands of U.S. Dollars, except share and per share information)

Consolidated Reinsurance Recoverable at March 31, 2017
Categories	Reinsurance Recoverable (a)%		Top 10 Reinsurers	Rating (b)	Reinsurance Recoverable (a)%
Top 10 reinsurers	$401,038	81.9%	Lloyd's Syndicates	A+	$79,547	16.2%
Other reinsurers' balances > $1 million	83,242	17.0%	Swiss Re	AA-	77,143	15.8%
Other reinsurers' balances < $1 million	5,413	1.1%	Fully collateralized reinsurers	NR	71,014	14.5%
Total	$489,693	100.0%	Hannover Re	AA-	55,274	11.3%
			Everest Re	A+	48,829	10.0%
			Munich Re	AA-	20,167	4.1%
			Transatlantic Re	A+	18,222	3.7%
			XL Catlin	A+	12,652	2.6%
			Hamilton Re	A-	9,874	2.0%
			Helvetia Group	A	8,316	1.7%
			Total		$401,038	81.9%

Consolidated Reinsurance Recoverable at December 31, 2016
Categories	Reinsurance Recoverable (a)%		Top 10 Reinsurers	Rating (b)	Reinsurance Recoverable (a)%
Top 10 reinsurers	$395,308	84.9%	Lloyd's Syndicates	A+	$84,419	18.2%
Other reinsurers' balances > $1 million	66,944	14.4%	Swiss Re	AA-	84,044	18.1%
Other reinsurers' balances < $1 million	3,416	0.7%	Fully collateralized reinsurers	NR	83,088	17.8%
Total	$465,668	100.0%	Hannover Re	AA-	50,603	10.9%
			Everest Re	A+	36,912	7.9%
			Munich Re	AA-	18,214	3.9%
			Transatlantic Re	A+	10,593	2.3%
			Hamilton Re	A-	10,343	2.2%
			Toa Re	A+	9,510	2.0%
			National Indemnity Company	AA+	7,582	1.6%
			Total		$395,308	84.9%

Notes:
(a) Reinsurance Recoverable includes Loss Reserves Recoverable and Paid Losses Recoverable.
(b) 99.0% of Reinsurance Recoverable at March 31, 2017 were from reinsurers rated A- or better by internationally recognized rating agencies or were fully collateralized.

30 of 39

Validus Holdings, Ltd.
Consolidated Investment Portfolio Composition and Net Investment Income
(Expressed in thousands of U.S. Dollars, except share and per share information)

Investment portfolio	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Managed investments, cash and cash equivalents and restricted cash
U.S. Government and Government Agency	$718,025	$804,126	$837,546	$931,803	$910,319
Non-U.S. Government and Government Agency	258,463	240,791	248,390	215,250	222,085
States, municipalities, political subdivision	229,129	271,830	283,361	285,412	293,622
Agency residential mortgage-backed securities	653,395	679,595	657,876	676,783	663,939
Non-Agency residential mortgage-backed securities	19,382	15,477	20,615	23,389	25,350
U.S. corporate	1,486,882	1,534,508	1,526,677	1,556,047	1,506,619
Non-U.S. corporate	397,989	410,227	431,632	364,406	395,056
Bank loans	567,012	570,399	587,537	597,062	603,427
Asset-backed securities	514,690	526,814	485,519	429,340	406,827
Commercial mortgage-backed securities	318,288	330,932	340,797	314,033	276,941
Total fixed maturities	5,163,255	5,384,699	5,419,950	5,393,525	5,304,185
Total short-term investments	232,955	228,386	197,803	189,628	195,286
Total other investments	443,004	405,712	394,695	359,526	344,151
Investment in investment affiliates	94,697	100,431	99,731	99,278	84,135
Cash and cash equivalents	619,810	415,419	439,192	500,000	525,219
Restricted cash	36,099	15,000	9,970	1,663	—
Total managed investments, cash and cash equivalents and restricted cash (a)	6,589,820	6,549,647	6,561,341	6,543,620	6,452,976
Non-managed investments, cash and cash equivalents and restricted cash
Catastrophe bonds	201,961	158,331	156,391	158,061	177,119
Short-term investments	2,552,271	2,567,784	2,283,603	2,180,026	1,912,913
Cash and cash equivalents	4,127	4,557	4,800	68,798	44,555
Restricted cash	56,448	55,956	103,078	94,359	108,395
Total non-managed investments, cash and cash equivalents and restricted cash (a)	2,814,807	2,786,628	2,547,872	2,501,244	2,242,982
Total investments, cash and cash equivalents and restricted cash	$9,404,627	$9,336,275	$9,109,213	$9,044,864	$8,695,958

	Three Months Ended					Years Ended
Net investment income	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2016	December 31, 2015
Managed investments (a)
Fixed maturities and short-term investments	$31,671	$29,875	$30,572	$30,621	$28,017	$119,085	$113,627
Other investments	6,870	7,194	11,768	8,026	872	27,860	13,307
Cash and cash equivalents and restricted cash	610	803	891	380	865	2,939	1,911
Securities lending income	13	16	22	12	5	55	16
Total gross investment income	39,164	37,888	43,253	39,039	29,759	149,939	128,861
Investment expenses	(2,972)	(2,013)	(2,182)	(2,190)	(1,836)	(8,221)	(7,695)
Total managed net investment income	$36,192	$35,875	$41,071	$36,849	$27,923	$141,718	$121,166

Annualized effective investment yield - managed investments (b)	2.27%	2.25%	2.58%	2.34%	1.79%	2.24%	1.91%

Non-managed investments
Fixed maturities and short-term investments	$3,060	$1,689	$1,970	$1,977	$1,295	6,931	6,528
Cash and cash equivalents and restricted cash	962	589	473	431	243	1,736	130
Total non-managed net investment income	4,022	2,278	2,443	2,408	1,538	8,667	6,658
Total net investment income	$40,214	$38,153	$43,514	$39,257	$29,461	$150,385	$127,824
Notes:
(a) Managed investments represent assets governed by the Company’s investment policy statement (“IPS”) whereas, non-managed investments represent assets held in support of consolidated AlphaCat variable interest entities which are not governed by the Company’s IPS.
(b) Annualized investment yield is calculated by dividing net investment income by the average balance of the yield bearing assets managed by our portfolio managers (including funds of high grade structured products which are included in other investments, but excluding all other investments). Average assets for the three months ended is the average of the beginning and ending quarter end asset balances. Average assets for the year ended is the average of the beginning, ending and intervening quarter end asset balances. Percentages for the quarter periods are annualized.

31 of 39

Validus Holdings, Ltd.
Consolidated Fixed Maturity Portfolio Credit Quality and Maturity Profile
(Expressed in thousands of U.S. Dollars, except share and per share information)

	March 31, 2017		December 31, 2016
Fixed maturities - Credit Quality	Fair Value	%	Fair Value	%
Managed fixed maturities
AAA	$2,265,668	42.2%	$2,405,597	43.4%
AA	533,767	9.9%	538,289	9.7%
A	1,000,955	18.7%	1,081,949	19.5%
BBB	730,325	13.6%	740,861	13.4%
Total investment grade managed fixed maturities	4,530,715	84.4%	4,766,696	86.0%
BB	236,477	4.4%	213,568	3.9%
B	167,170	3.1%	177,737	3.2%
CCC	11,818	0.2%	13,371	0.2%
NR	217,075	4.1%	213,327	3.8%
Total non-investment grade managed fixed maturities	632,540	11.8%	618,003	11.1%
Total managed fixed maturities	$5,163,255	96.2%	$5,384,699	97.1%

Non-managed catastrophe bonds
BB	25,275	0.5%	29,731	0.6%
B	4,509	0.1%	4,524	0.1%
NR	172,177	3.2%	124,076	2.2%
Total non-investment grade non-managed catastrophe bonds	201,961	3.8%	158,331	2.9%
Total fixed maturities	$5,365,216	100.0%	$5,543,030	100.0%

	March 31, 2017		December 31, 2016
Fixed maturities - Maturity Profile	Fair Value	%	Fair Value	%
Managed fixed maturities
Due in one year or less	$433,710	8.1%	$346,161	6.2%
Due after one year through five years	2,691,398	50.1%	2,933,146	52.9%
Due after five years through ten years	443,221	8.2%	426,647	7.7%
Due after ten years	89,171	1.7%	125,927	2.3%
	3,657,500	68.1%	3,831,881	69.1%
Asset-backed and mortgage backed securities	1,505,755	28.1%	1,552,818	28.0%
Total managed fixed maturities	5,163,255	96.2%	5,384,699	97.1%

Non-managed catastrophe bonds
Due in one year or less	41,242	0.8%	45,418	0.8%
Due after one year through five years	159,463	3.0%	111,656	2.1%
Due after five years through ten years	1,256	0.0%	1,257	0.0%
Due after ten years	—	0.0%	—	0.0%
Total non-managed catastrophe bonds	201,961	3.8%	158,331	2.9%
Total fixed maturities	$5,365,216	100.0%	$5,543,030	100.0%

32 of 39

Validus Holdings, Ltd.
Top Ten Exposures to Fixed Income Corporate Issuers
(Expressed in thousands of U.S. Dollars, except share and per share information)

	March 31, 2017
Issuer (a)	Fair Value (b)	S&P Rating (c)	% of Managed Investments, Cash and Cash Equivalents
JPMorgan Chase & Co	$61,927	BBB+	1.0%
Morgan Stanley	50,826	BBB+	0.8%
Bank of America Corp	49,113	BBB+	0.7%
Wells Fargo & Company	45,991	A	0.7%
Citigroup Inc	45,943	BBB	0.7%
Goldman Sachs Group	44,520	BBB+	0.7%
Anheuser-Busch Inbev NV	35,051	A-	0.5%
Bank of New York Mellon Corp	32,727	A	0.5%
US Bancorp	28,325	A+	0.4%
Daimler AG	26,631	A	0.4%
Total	$421,054		6.4%

Notes:
(a) Issuers exclude government-backed, government-sponsored enterprises and cash and cash equivalents.

(b) Credit exposures represent only direct exposure to fixed maturities and short-term investments of the parent issuer and its major subsidiaries. These exposures exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

(c) Investment ratings are the median of Moody's, Standard & Poor's and Fitch, presented in Standard & Poor's equivalent rating. For investments where three ratings are unavailable, the lower of the ratings shall apply, presented in Standard & Poor's equivalent rating.

33 of 39

Validus Holdings, Ltd.
Capitalization
(Expressed in thousands of U.S. Dollars, except share and per share information)

Capitalization	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Senior Notes (a)	$245,412	$245,362	$245,311	$245,261	$245,211
Junior Subordinated Deferrable Debentures (JSDs) (b)	289,800	289,800	289,800	289,800	289,800
Flagstone Junior Subordinated Deferrable Debentures (JSDs) (c)	247,602	247,426	248,368	248,187	248,535
Total debt	$782,814	$782,588	$783,479	$783,248	$783,546

Redeemable noncontrolling interest	$1,657,630	$1,528,001	$1,559,580	$1,532,283	$1,409,037

Preferred shares, liquidation value (d)	$150,000	$150,000	$150,000	$150,000	$—
Ordinary shares, capital and surplus available to Validus common shareholders	3,784,329	3,711,507	3,738,712	3,734,438	3,739,864
Accumulated other comprehensive (loss)	(22,453)	(23,216)	(21,092)	(18,182)	(15,438)
Noncontrolling interest	330,597	165,977	222,996	212,154	157,223
Total shareholders' equity	$4,242,473	$4,004,268	$4,090,616	$4,078,410	$3,881,649

Total capitalization (e)	$6,682,917	$6,314,857	$6,433,675	$6,393,941	$6,074,232
Total capitalization available to Validus (f)	$4,694,690	$4,620,879	$4,651,099	$4,649,504	$4,507,972

Debt to total capitalization	11.7%	12.4%	12.2%	12.2%	12.9%
Debt (excluding JSDs) to total capitalization	3.7%	3.9%	3.8%	3.8%	4.0%
Debt to total capitalization available to Validus	16.7%	16.9%	16.8%	16.8%	17.4%
Debt (excluding JSDs) to total capitalization available to Validus	5.2%	5.3%	5.3%	5.3%	5.4%
Notes:
(a) On January 21, 2010, the Company offered and sold $250,000 of Senior Notes due 2040 (the “2010 Senior Notes”) in a registered public offering. The 2010 Senior Notes mature on January 26, 2040, and are redeemable at the Company’s option in whole any time or in part from time to time at a make-whole redemption price. Interest on the 2010 Senior Notes is payable at 8.875% per annum through January 26, 2040. Interest on the Notes is payable semi-annually in arrears on January 26 and July 26 of each year, commencing on July 26, 2010. The net proceeds of $244.0 million from the sale of the 2010 Senior Notes, after the deduction of commissions paid to the underwriters in the transaction and other expenses, was used by the Company for general corporate purposes, which included the repurchase of our outstanding capital stock and dividends to our shareholders.

(b) $150.0 million of Junior Subordinated Deferrable Debentures ( the "2006 Junior Subordinated Deferrable Debentures") were issued on June 15, 2006, mature on June 15, 2036, are redeemable at the Company's option at par beginning June 15, 2011, and require quarterly interest payments at a rate of 9.069% per annum through June 15, 2011 and thereafter at a floating rate of three-month LIBOR plus 355 basis points, reset quarterly. $200.0 million of Junior Subordinated Deferrable Debentures ("2007 Junior Subordinated Deferrable Debentures") were issued on June 21, 2007, mature on June 15, 2037, are redeemable at the Company's option at par beginning June 15, 2012, and require quarterly interest payments at a rate of 8.480% per annum through June 15, 2012, and thereafter at a floating rate of three-month LIBOR plus 295 basis points, reset quarterly. During 2008 and 2009, the Company repurchased $60.2 million principal amount of its 2007 Junior Subordinated Deferrable Debentures due 2037 from an unaffiliated financial institution.

(c) As part of the acquisition of Flagstone Reinsurance Holdings, S.A., the Company assumed $137.2 million of junior subordinated deferrable interest debentures due 2036 (the “Flagstone 2006 Junior Subordinated Deferrable Debentures”). The Flagstone 2006 Junior Subordinated Deferrable Debentures mature on September 15, 2036, are redeemable at the Company's option at par beginning September 15, 2011, and require quarterly interest payments by the Company to the holders of the Flagstone 2006 Junior Subordinated Deferrable Debentures. Interest is payable at a floating rate of three-month LIBOR plus 354 basis points, reset quarterly.

In addition, the Company assumed $113.7 million of junior subordinated deferrable interest debentures due 2037 (the “Flagstone 2007 Junior Subordinated Deferrable Debentures”). $88.8 million of the Flagstone 2007 Junior Subordinated Deferrable Debentures mature on July 30, 2037, are redeemable at the Company's option at par beginning July 30, 2012, and require quarterly interest payments by the Company to the holders of the Flagstone 2007 Junior Subordinated Deferrable Debentures. Interest is payable at a floating rate of three-month LIBOR plus 300 basis points, reset quarterly. $25.0 million of the Flagstone 2007 Junior Subordinated Deferrable Debentures mature on September 15, 2037, are redeemable at the Company's option at par beginning September 15, 2012, and require quarterly interest payments by the Company to the holders of the Flagstone 2007 Junior Subordinated Deferrable Debentures. Interest is payable at a floating rate of three-month LIBOR plus 310 basis points, reset quarterly.

(d) On June 13, 2016, the Company issued 6,000 shares of its 5.875% Non-Cumulative Preferred Shares, Series A (the "Series A Preferred Shares") (equivalent to 6,000,000 Depositary Shares, each of which represents a 1/1,000th interest in a Series A Preferred Share), $0.175 par value and $25,000 liquidation preference per share (equivalent to $25 per Depositary Share) at a price to the public of $25,000 per share (equivalent to $25 per Depositary Share). After underwriting discounts and expenses, the Company received net proceeds of $144.9 million. The Depositary Shares, representing the Series A Preferred Shares, are traded on the New York Stock Exchange (“NYSE”) under the symbol “VRPRA.” The Series A Preferred Shares have no stated maturity date and are redeemable, in whole or in part, at the Company’s option on and after June 15, 2021, at a redemption price of $25,000 per Series A Preferred Share (equivalent to $25 per Depositary Share), plus declared and unpaid dividends. Under certain circumstances, the Company may also redeem the Series A Preferred Shares in whole or in part before the redemption date. Dividends on the Series A Preferred Shares are non-cumulative and will accrue and be payable quarterly in arrears at an annual rate of 5.875% when declared by the Company’s Board of Directors.

(e) Total capitalization equals total shareholders' equity plus redeemable noncontrolling interest, Senior Notes and Junior Subordinated Deferrable Debentures.

(f) Total capitalization available to Validus equals total shareholders' equity less noncontrolling interests plus Senior Notes and Junior Subordinated Deferrable Debentures.

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Validus Holdings, Ltd.
Estimated Exposures to Peak Zone Property Catastrophe Losses - As of April 1, 2017
(Expressed in thousands of U.S. Dollars, except share and per share information)

Probable Maximum Losses by Zone and Peril

		Consolidated (Validus Re, Talbot and Western World) Estimated Net Loss
Zones	Perils	20 year return period	50 year return period	100 year return period	250 year return period	Validus Re Net Maximum Zonal Aggregate
United States	Hurricane	$274,105	$463,689	$718,897	$1,029,440	$1,993,896
California	Earthquake	70,449	211,796	284,597	411,784	1,659,730
Europe	Windstorm	86,428	203,012	260,460	444,018	1,260,047
Japan	Earthquake	55,154	119,637	217,552	280,422	835,615
Japan	Typhoon	68,747	144,820	232,619	266,188	749,615

Net loss estimates and zonal aggregates are before income tax, net of reinstatement premiums, and net of reinsurance and retrocessional recoveries. The estimates set forth above are based on an Occurrence basis on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly mis-estimate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses.

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, and personal accident contracts using commercially available catastrophe models such as RMS, AIR and EQECAT, which are applied and adjusted by the Company. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, policy terms and conditions and the cost of rebuilding property in a zone, among other assumptions. These assumptions will evolve following any actual event. Accordingly, if the estimates and assumptions that are entered into the risk model are incorrect, or if the risk model proves to be an inaccurate forecasting tool, the losses the Company might incur from an actual catastrophe could be materially higher than its expectation of losses generated from modeled catastrophe scenarios. In addition, many risks such as second-event covers, aggregate excess of loss, or attritional loss components cannot be fully evaluated using the vendor models. Further, the Company cannot assure that such third party models are free of defects in the modeling logic or in the software code.

Investors should not rely on the information set forth in this presentation when considering investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification. The estimates set forth above speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events, including, but not limited to, the composition of the Company's business. The events presented reflect a specific set of prescribed calculations and do not necessarily reflect all events that may impact the Company.

Notes:
(a) Validus Re net maximum zonal aggregate includes Validus share of AlphaCat limits, excludes Western World and the limits supported by the Funds at Lloyds ("FAL") provided by Validus Re.

35 of 39

Validus Holdings, Ltd.
Estimated Exposures to Specified Loss Scenarios - As of January 1, 2017
(Expressed in millions of U.S. Dollars, except share and per share information)

Consolidated (Validus Re, Talbot and Western World) Realistic Disaster Scenarios (RDS)

Type	Catastrophe Scenarios		Estimated Consolidated (Validus Re, Talbot and Western World) Net Loss	% of latest 12 Months Consolidated Net Premiums Earned
Marine	Loss of major complex	Total loss to all platforms and bridge links of a major oil complex	$207.9	9.2%
Marine	Major cruise vessel incident	US-owned cruise vessel sunk or severely damaged	133.3	5.9%
Marine	Marine collision	Fully laden tanker collides with a cruise vessel in US waters	85.4	3.8%
Political Risks	South East Asia	Chinese economy has a "hard landing" with sharp fall in growth rates; regional contagion	176.8	7.8%
Political Risks	Russia	The Russian corporate sector struggles to deal with the effects of crashing commodity and stock prices	69.7	3.1%
Political Risks	Turkey	Severe economic crisis in Turkey due to political upheaval	60.4	2.7%
Political Risks	Nigeria	Severe economic, political and social crisis in Nigeria leads to widespread civil unrest	58.1	2.6%
Political Risks	Middle East	US and Iran escalate into military confrontation; regional contagion	90.4	4.0%
Aviation	Aviation collision	Collision of two aircraft over a major city	89.7	4.0%
Satellite	Solar flare	Large single or sequence of proton flares results in loss to all satellites in synchronous orbit	41.3	1.8%
Satellite	Generic defect	Undetected defect in a number of operational satellites causing major loss	23.6	1.0%
Terrorism	Rockefeller Center	Midtown Manhattan suffers a 2-tonne conventional bomb blast	62.1	2.8%
Terrorism	One World Trade Center	Lower Manhattan suffers a 2-tonne conventional bomb blast	19.1	0.8%
Liability	Professional lines	Failure or collapse of a major corporation	28.8	1.3%
Liability	Professional lines	UK pensions mis-selling	14.3	0.6%
Cyber	Major data security breach	Simultaneous cyber-attacks on organizations within one industrial sector; loss of customer data	61.3	2.7%

The Company has presented the Company Realistic Disaster Scenarios for non-natural catastrophe events. Twice yearly, Lloyd's syndicates' including the Company's Talbot Syndicate 1183 are required to provide details of their potential exposures to specific disaster scenarios. Lloyd’s makes its updated Realistic Disaster Scenarios (RDS) guidance available to the market annually. The RDS scenario specification document for 2016 can be accessed at the RDS part of the Lloyd's public website: http://www.lloyds.com/the-market/tools-and-resources/research/exposure-management/realistic-disaster-scenarios.

The Consolidated Net Premiums Earned used in the calculation represent the latest 12 months of net premiums earned up to March 31, 2017.

Modeling catastrophe threat scenarios is a complex exercise involving numerous variables and is inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses incurred by the Company to differ materially from those expressed above. Should an event occur, the modeled outcomes may prove inadequate, possibly materially so. This may occur for a number of reasons including, legal requirements, model deficiency, non-modeled risks or data inaccuracies.

A modeled outcome of net loss from a single event also relies in significant part on the reinsurance and retrocession arrangements in place, or expected to be in place at the time of the analysis, and may change during the year. Modeled outcomes assume that the reinsurance and retrocession in place responds as expected with minimal reinsurance failure or dispute. Reinsurance is purchased to match the original exposure as far as possible, but it is possible for there to be a mismatch or gap in cover which could result in higher than modeled losses to the Company. In addition, many parts of the reinsurance program are purchased with limited reinstatements and, therefore, the number of claims or events which may be recovered from second or subsequent events is limited. It should also be noted that renewal dates of the reinsurance program do not necessarily coincide with those of the inwards business written. Where original business is not protected by risks attaching reinsurance or retrocession programs, the programs could expire resulting in an increase in the possible net loss retained by the Company.

Investors should not rely on the information set forth in this presentation when considering investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification. The estimates set forth above speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events. The events presented reflect a specific set of prescribed calculations and do not necessarily reflect all events that may impact the Company.

36 of 39

Crop Risk Services ("CRS") Select Unaudited Historical Financial Information

April 26, 2017

29 Richmond Road
Pembroke, HM 08 Bermuda
Telephone: (441) 278-9000
Facsimile: (441) 278-9090
Website: www.validusholdings.com
Mailing address: Suite 1790 48 Par-la-Ville Road
Hamilton, HM 11 Bermuda

Notes:

•
On January 30, 2017, Validus Holdings, Ltd. (the "Company") issued a press release announcing an agreement for the purchase of CRS which is anticipated to close during the second quarter of 2017. The Company has provided the following unaudited supplemental financial information for information purposes only.

•
The unaudited pro forma financial information included is intended to provide information about how the acquisition of CRS might have affected the historical financial statements of Validus if it had been consummated at an earlier time. The unaudited pro forma information has been prepared using CRS’ available financial statements and disclosures. The financial information included does not necessarily reflect the results of operations that would have actually resulted had the acquisition occurred as of the dates indicated, nor should they be taken as necessarily indicative of the results of operations of Validus once the results of CRS are consolidated.

37 of 39

Validus Holdings, Ltd.
Crop Risk Services - Selected Unaudited Historical Financial Information
(Expressed in thousands of U.S. Dollars)

Source: Crop Risk Services

	Years Ended (a)
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Underwriting revenues
Gross premiums written	$554,955	$503,432	$449,930	$427,835	$314,428
Reinsurance premiums ceded	(399,969)	(364,290)	(376,488)	(351,814)	(250,110)
Net premiums written	154,986	139,142	73,442	76,021	64,318
Change in unearned premiums	(12,775)	(30,078)	228	(5,363)	(30,670)
Net premiums earned	142,211	109,064	73,670	70,658	33,648
Other insurance related income	3,258	1,488	862	839	2,032
Total underwriting revenues	145,469	110,552	74,532	71,497	35,680
Underwriting deductions
Net claims expense	108,330	93,040	62,777	57,222	34,495
Acquisition costs, net of A&O Subsidy	14,158	8,858	6,357	4,248	503
General and administrative expenses:
Commission income from reinsurers	(39,601)	(23,035)	(19,564)	(19,226)	(18,617)
Loss adjustment expenses	22,770	21,920	18,598	15,699	11,729
Other general expenses	24,303	20,842	17,494	15,450	10,916
Total underwriting deductions	129,960	121,625	85,662	73,393	39,026
Underwriting income (loss)	$15,509	$(11,073)	$(11,130)	$(1,896)	$(3,346)
Other (loss) income:
Hedging activity (loss) gain	(9,567)	(1,662)	5,602	4,546	—
Interest income - Farmers Premiums	1,720	1,384	1,011	1,441	1,378
Interest expense	(788)	(505)	(397)	(522)	(401)
Total other (loss) income	(8,635)	(783)	6,216	5,465	977
Pre-tax income (loss)	$6,874	$(11,856)	$(4,914)	$3,569	$(2,369)

Selected ratios:
Ratio of net to gross premiums written	27.9%	27.6%	16.3%	17.8%	20.5%

Claim expenses ratio	76.2%	85.3%	85.2%	81.0%	102.5%

Acquisition cost ratio	10.0%	8.1%	8.6%	6.0%	1.5%
General and administrative expense ratio	5.3%	18.1%	22.4%	16.9%	12.0%
Expense ratio	15.3%	26.2%	31.0%	22.9%	13.5%
Combined ratio	91.5%	111.5%	116.2%	103.9%	116.0%
Notes:
(a) The selected unaudited financial information above represents the pre-tax income of agriculture insurance activities generated by CRS in its capacity as a managing general agent from 2012 to 2016, inclusive of premiums ceded to the Federal Crop Insurance Corporation ("FCIC") and reinsurers, and commission income received by reinsurers. Although the standalone results of CRS differ from the results shown above, they are included above in order to provide more useful pro forma financial information for the agricultural insurance business which CRS represents.

38 of 39

Validus Holdings, Ltd.
Crop Risk Services - Proforma (100% Retained after FCIC with Stop Loss)
(Expressed in thousands of U.S. Dollars)

Source: Crop Risk Services

	Years Ended (a)
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Underwriting revenues
Gross premiums written	$554,955	$503,432	$449,930	$427,835	$314,428
Reinsurance premiums ceded (FCIC and Stop Loss)	(94,965)	(115,481)	(116,143)	(104,570)	(60,305)
Net premiums written	459,990	387,951	333,787	323,265	254,123
Change in unearned premiums	(22,807)	(15,379)	11,450	(26,714)	(15,046)
Net premiums earned	437,183	372,572	345,237	296,551	239,077
Other insurance related income	3,258	1,488	862	839	2,032
Total underwriting revenues	440,441	374,060	346,099	297,390	241,109
Underwriting deductions
Losses and loss expenses	343,614	325,003	323,513	305,528	240,996
Policy acquisition costs	14,158	8,858	6,357	4,248	503
General and administrative expenses	24,303	20,842	17,494	15,450	10,916
Total underwriting deductions	382,075	354,703	347,364	325,226	252,415
Underwriting income (loss)	$58,366	$19,357	$(1,265)	$(27,836)	$(11,306)
Other (loss) income:
Hedging activity (loss) gain	(9,567)	(1,662)	5,602	4,546	—
Interest income - Farmers Premiums	1,720	1,384	1,011	1,441	1,378
Interest expense	(788)	(505)	(397)	(522)	(401)
Total other (loss) income	(8,635)	(783)	6,216	5,465	977
Pre-tax income (loss)	$49,731	$18,574	$4,951	$(22,371)	$(10,329)

Selected ratios:
Ratio of net to gross premiums written	82.9%	77.1%	74.2%	75.6%	80.8%

Losses and loss expense ratio	78.6%	87.2%	93.7%	103.0%	100.8%

Policy acquisition cost ratio	3.2%	2.4%	1.8%	1.4%	0.2%
General and administrative expense ratio	5.6%	5.6%	5.1%	5.2%	4.6%
Expense ratio	8.8%	8.0%	6.9%	6.6%	4.8%
Combined ratio	87.4%	95.2%	100.6%	109.6%	105.6%
Notes:
(a) The selected unaudited proforma financial information above represents the pre-tax income of agriculture insurance activities generated by CRS in its capacity as a managing general agent from 2012 to 2016, excluding the impact of quota-share treaties with reinsurers. Although the standalone results of CRS differ from the results shown above, they are included above in order to provide more useful pro forma financial information for the agricultural insurance business which CRS represents.

39 of 39